United States
               Securities and Exchange Commission
                    Washington, D.C. 20549

                          Form N-CSR

        Certified Shareholder Report of Registered Management
                     Investment Companies

Investment Company Act file number 811-7987


                 Dean Family of Funds
   (Exact name of registrant as specified in charter)

   2480 Kettering Tower, Dayton, OH                           45423
      (Address of principal executive offices)             (Zip code)

   Unified Fund Services, Inc., P.O. Box 6110, Indianapolis, IN 46206-6110
          (Name and address of agent for service)

Registrant's telephone number, including area code: 1-888-899-8343

Date of fiscal year end: 03/31/03

Date of reporting period: 03/31/03

     Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

     A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss 3507.

Item 1.  Reports to Stockholders.
CHAIRMAN AND PRESIDENT'S LETTER

     To Investors  in the Dean Family of Funds:

Thank you for choosing the Dean Family of Funds to help you achieve your long-term investment objectives. We are disciplined value managers and we continue to emphasize our value philosophy. Value's ability to perform better than the market was generally noteworthy during the Funds' three most recent fiscal years when volatility in the stock market was such an everyday occurrence.

     We believe the stock market over time rewards investors for adhering to a disciplined, research-intensive value investment strategy. Our process for analyzing individual companies within the framework of an economic outlook provides opportunities over time for return without increasing the levels of risk.

     Please read on as we summarize the events of the last year and share our macro outlook for the future. Following this letter are the individual reports from our portfolio managers that provide insights into the investment discipline and holdings for each of our Funds.

Market  Review

     March 31, 2003 not only marked the end of our fiscal year, but also the three year anniversary since the major market averages peaked in March of 2000. Since that time, we have witnessed considerable declines in the prices of many stocks. The recent twelve months continued the trend as the S & P 500 fell 24.78% and the NASDAQ declined 13.04%.

     Last year, as we wrote our letter to you, we were optimistic for the economy as the Federal Reserve's interest rate reductions were expected to re-ignite economic growth. GDP reports indicate the economy has begun to grow again, although the rate has averaged below long term expectations.

     During volatile times, it is important to remember that emotions drive stock prices over the short-term, fundamentals and valuations drive stock prices over the long-term.

     High profile corporate malfeasance rippled through the stock market, affecting the stock prices of many companies. Volatility increased once again and caused many investors to ignore long-term fundamentals and valuations because of perceived concerns about corporate trust. We believe that our high quality companies generating excess cash flow are not only short-term viable, but are long-term fundamentally undervalued.

Market Outlook

     The economic recovery is expected to continue throughout the Funds' upcoming fiscal year. We expect this favorable economy to enable corporate profits to rise, driving stock market averages higher. We expect value to do better because value offers the most compelling ratio of reward to risk. We expect volatility to remain an everyday occurrence through at least the first half of the Funds' fiscal year.

Dennis D. Dean                                                Stephen M. Miller
Chairman of the Board and Chief Executive Officer                     President
C. H. Dean & Associates, Inc.                              Dean Family of Funds

Dean Large Cap Value Fund

Performance Review

     The Dean Large Cap Value Fund's Class A shares posted a return of -38.49% for the year ended March 31, 2003. The S&P 500 posted a return of -24.78% for the same period. The twelve-month period began with corporate scandals amidst high-profile bankruptcies and ended with the war in Iraq as the center of investor attention. Throughout the twelve months, the economy continued to recover, although the pace was below its historical average.

     April through September was a period of high investor caution. There were fears about a potential double-dip recession as unemployment failed to improve. Reports of corporate fraud were seemingly a daily headline. By late summer, the SEC and the Congress had taken dramatic steps to punish corporate malfeasance. A favorable tone to corporate earnings reports in October ignited a market rally, which was later short-circuited by concerns about the timing and implications of the war in Iraq.

     Throughout the fiscal year, the Fund has been invested on the expectation that it would benefit from an economic recovery. Areas of the economy emphasized in the Fund are Financials, Industrials and Consumer Cyclicals while areas de-emphasized are Consumer Staples and Utilities. We believe revenues, earnings and cash flows should accelerate in the emphasized areas as business conditions improve while revenues, earnings and cash flows from the de-emphasized areas should not improve as quickly as the economy. Despite the ongoing economic recovery, it was a difficult period for investing.

Outlook

     The economic recovery is expected to continue throughout the Fund's upcoming fiscal year. We believe the Fund is positioned to benefit from an economic expansion, but is not so aggressively positioned as to be dependent on it. The war in Iraq has reduced the pace of economic growth, but a favorable conclusion to the war should lead to the economy getting back on track. Financials remain the largest single sector in the Fund and should benefit as the economic expansion leads to more demand for financial services and less likelihood for write-offs of loans. Consumer Cyclicals are expected to benefit from consumer disposable income continuing to grow faster than inflation as well as from lower income tax rates and an expected drop in unemployment before the end of the Fund year.

     We believe the key to long term financial success comes from investing with discipline. Our focus on fundamentals for value stocks will continue to be a cornerstone in the management of the Fund.

                         Average Annual Total Returns**

                      1 Year         5 Year             Since Inception*
Class A              -41.75%        -10.08%                  -5.24%
Class C              -39.77%        -10.19%                  -6.88%

Comparison of the Change in Value of a $10,000 Investment in the Dean Large Cap Value Fund - Class A*, the Russell 1000 Index and the Russell 1000 Value Index

Russell 1000 Value Index

       Date           $10,000 growth
      5/28/97           10,000.00
      3/31/98           13,478.40
      3/31/99           14,157.94
      3/31/00           15,054.93
      3/31/01           15,095.43
      3/31/02           15,757.48
      3/31/03           12,166.30

Russell 1000 Index

       Date        $10,000 growth
      5/28/97        10,000.00
      3/31/98        13,252.00
      3/31/99        15,460.27
      3/31/00        18,736.60
      3/31/01        14,474.58
      3/31/02        14,600.71
      3/31/03        11,021.65



Dean Large Cap Value Fund      Class A

       Date           Load Adjusted
      5/28/97           9,475.00
      3/31/98          11,759.94
      3/31/99          10,410.30
      3/31/00          10,866.04
      3/31/01          11,847.05
      3/31/02          11,867.30
      3/31/03           7,299.54


          *The chart above represents performance of Class A shares only, which will vary from the performance of Class C shares based on the difference in loads and fees paid by shareholders in the different classes. The initial public offering of Class A shares commenced on May 28, 1997, and the initial public offering of Class C shares commenced on August 19, 1997. The Performance table and the graph above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
         **Total return above is presented with the effect of sales load or contingent deferred sales charges. Had the charges not been incurred, annual returns would be as follows:

                       1 Year          5 Year          Since Inception*
Class A                -38.49%         -9.10%             -4.36%
Class C                -39.16%        -10.19%             -6.88%

Dean Small Cap Value Fund

Performance Review

          March 31 ends what has been an unusually volatile year in the stock market. Early optimism turned to immense pessimism by mid-summer, primarily driven by perceived anemic economic recovery and stagnating employment levels. The conflict over Iraq pushed that pessimism well into March of this year. However, as economic numbers steadily point toward growth and we gain clarity to the events in the Middle East, investors should regain lost optimism that U.S. companies will continue to demonstrate improved profitability.

          Three years of negative returns in the broader market indices finally caught up with a Small Cap universe which posted its first yearly loss since 1999. Thanks to an uncertain economy, Middle East turmoil and three long years of equity losses, investors remain unwilling to add money to this equity market, no matter how miserly cash and bond yields are or how promising the prospects appear for some of our Small Cap companies. In the meantime, we continue to invest in undervalued companies possessing dominant or growing market share positions, improving fundamentals and excess operating cash to reinvest in higher margin areas of their business or to significantly improve their balance sheet.

          Some of the companies we own have captured the imagination of reluctant investors in this past year; they include Brown Shoe, a company that licenses and sells branded adult and fun lines of children shoes. Hasbro, the dominant company in low priced and traditional toys and board games has benefited from its defensive nature and improving margins. Financials have been one of the few bright spots in the stock market this year; some of our winners in this sector include Berkley and Delphi Financial, both insurance stocks demonstrating revenue and earnings growth above Wall Street expectations. And reminding us that Technology stocks are not dead, two of our high tech names gave us big gains this year, Cymer and United Online.

Outlook

          For the year ahead, we remain very optimistic about an improving domestic economy, the world political environment and, in particular, the Small Cap stocks we are investing our clients' hard-earned money in.

                     Average Annual Total Returns**

                        1 Year         5 Year          Since Inception*
Class A                -32.00%        -4.82%                 0.77%
Class C                -29.03%        -4.27%                -0.39%

Comparison of the Change in Value of a $10,000 Investment in the Dean Small Cap Value Fund - Class A*, the Russell 2000 Index and the Russell 2000 Value Index

Russell 2000 Value Index

       Date             $10,000 growth
      5/28/97             10,000.00
      3/31/98             13,173.86
      3/31/99             10,271.65
      3/31/00             11,633.18
      3/31/01             13,896.36
      3/31/02             17,195.77
      3/31/03             13,193.65


Russell 2000 Index

       Date            $10,000 growth
      5/28/97            10,000.00
      3/31/98            12,845.58
      3/31/99            10,757.50
      3/31/00            14,769.35
      3/31/01            12,505.53
      3/31/02            14,254.25
      3/31/03            10,410.67


Dean Small Cap Value Fund        Class A

       Date          Load adjusted
      5/28/97          9,475.00
      3/31/98         12,683.20
      3/31/99          9,716.08
      3/31/00          9,665.26
      3/31/01         11,302.74
      3/31/02         14,566.65
      3/31/03         10,458.48


          *The chart above represents performance of Class A shares only, which will vary from the performance of Class C shares based on the difference in loads and fees paid by shareholders in the different classes. The initial public offering of Class A shares commenced on May 28, 1997, and the initial public offering of Class C shares commenced on August 1, 1997. The Performance table and the graph above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
         **Total return above is presented with the effect of sales load or contingent deferred sales charges. Had the charges not been incurred, annual returns would be as follows:

                       1 Year        5 Year       Since Inception*
Class A               -28.24%        -3.79%           1.70%
Class C               -28.32%        -4.27%          -0.39%

Dean Balanced Fund

Performance Review

          The Dean Balanced Fund's Class A shares posted a return of -26.10% for the year ended March 31, 2003. The S&P 500 posted a return of -24.78% for the same period and the Lehman Brothers Intermediate Government/Corporate Bond Index rose 11.85%. The twelve-month period began with corporate scandals amidst high-profile bankruptcies and ended with the war in Iraq as the center of investor attention. Throughout the twelve months, the economy continued to recover, although the pace was below its historical average.

          April through September was a period of high investor caution. There were fears about a potential double-dip recession as unemployment failed to improve. Reports of corporate frauds were seemingly a daily headline. By late summer, the SEC and the Congress had taken dramatic steps to punish corporate malfeasance. A favorable tone to corporate earnings reports in October ignited a market rally, which was later short-circuited by concerns about the timing and implications of the war in Iraq.

          Throughout the fiscal year, the Fund has been invested on the expectation that it would benefit from an economic recovery. Areas of the economy emphasized in the Fund are Financials, Industrials and Consumer Cyclicals while areas de-emphasized are Consumer Staples and Utilities. We believe revenues, earnings and cash flows should accelerate in the emphasized areas as business conditions improve while revenues, earnings and cash flows from the de-emphasized areas should not improve as quickly as the economy. Despite the ongoing economic recovery, it was a difficult period for investing.

Asset Allocation

          The allocation to equities is above the Fund's historical long-term allocation as a result of a favorable view of the economic recovery. The allocation to fixed income is below the Fund's historical long-term allocation as a result of an unfavorable view on the direction of interest rates. Historically low short-term interest rates are expected to rise once the economy shows clear signs of returning to at least its trend growth.

Outlook

          The economic recovery is expected to continue throughout the Fund's upcoming fiscal year. We believe the Fund is positioned to benefit from an economic expansion, but is not so aggressively positioned as to be dependent on it. The war in Iraq has reduced the pace of economic growth, but a favorable conclusion to the war should lead to the economy getting back on track. Financials remain the largest single sector in the Fund and should benefit as the economic expansion leads to more demand for financial services and less likelihood for write-offs of loans. Consumer Cyclicals are expected to benefit from consumer disposable income continuing to grow faster than inflation as well as from lower income tax rates and an expected drop in unemployment before the end of the Fund year.

          We believe the key to long term financial success comes from investing with discipline. Our focus on fundamentals for value stocks will continue to be a cornerstone in the management of the Fund.

                         Average Annual Total Returns**

                        1 Year         5 Year          Since Inception*
Class A                 -29.95%        -6.38%               -2.75%
Class C                 -27.24%        -6.20%               -3.99%

Comparison of the Change in Value of a $10,000 Investment in the Dean Balanced Fund - Class A*, the Russell 1000 Index and the Russell 1000 Value Index and the Lehman Brothers Intermediate Government/Corporate Bond Index

Russell 1000 Value Index

       Date          $10,000 growth
      5/28/97           10,000.00
      3/31/98           13,478.40
      3/31/99           14,157.94
      3/31/00           15,054.93
      3/31/01           15,095.43
      3/31/02           15,757.48
      3/31/03           12,166.30


Russell 1000 Index

       Date       $10,000 growth
      5/28/97        10,000.00
      3/31/98        13,252.00
      3/31/99        15,460.27
      3/31/00        18,736.60
      3/31/01        14,474.58
      3/31/02        14,600.71
      3/31/03        11,021.65


Dean Balanced Fund              Class A

       Date            Load Adj.
      5/28/97          9,475.00
      3/31/98         11,186.93
      3/31/99         10,826.95
      3/31/00         10,445.73
      3/31/01         11,704.06
      3/31/02         11,498.88
      3/31/03          8,490.55


Lehman Brothers Intermediate Government/Corporate Bond Index

       Date           $10,000 growth
      5/28/97           10,000.00
      3/31/98           10,751.00
      3/31/99           11,457.00
      3/31/00           11,695.00
      3/31/01           13,118.00
      3/31/02           13,790.00
      3/31/03           15,420.00


          *The chart above represents performance of Class A shares only, which will vary from the performance of Class C shares based on the difference in loads and fees paid by shareholders in the difference classes. The initial public offering of Class A shares commenced on May 28, 1997, and the initial public offering of Class C shares commenced on August 1, 1997. The Performance table and the graph above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
         **Total return above is presented with the effect of sales load or contingent deferred sales charges. Had the charges not been incurred, annual returns would be as follows:

                      1 Year         5 Year       Since Inception*
Class A               -26.10%        -5.37%          -1.86%
Class C               -26.37%        -6.20%          -3.99%

Dean International Value Fund

Performance Review

          Fear of conflict in Iraq, compounded by concerns about the faltering economy, corporate profits and earnings forecasts, held back stock markets during the year ended March 31, 2003.

          The third quarter 2002 was particularly weak for European equity markets. We had a significant position in this area and this hurt performance. Also contributing to a loss in performance was the position in Asia-Pacific as stock markets in the region lost momentum when recovery in the United States appeared to wane. In particular, the Korean stock market was hampered by the ongoing concern surrounding the nuclear capabilities of North Korea.

          Amid this difficult environment, we maintained our balance between defensive and cyclical stocks, with overweights in tobacco and pharmaceuticals, as well as IT hardware. We also took advantage of volatility to focus on companies that have an element of pricing power, high levels of cash flow, a strong product range and management team; characteristics we believe will enable them to deliver superior returns in a low-growth and low-inflation environment.

          This strategy led us to beneficiaries of the relatively strong levels of GDP growth in China, which stands out against the global backdrop of weak economic activity. Accordingly, we looked for opportunities among resources companies which export to China. A small position was built in the Brazilian mining company CVRD, which is experiencing strong demand for steel from China, has high levels of cash flows and a sound management team.

          In other areas, we invested in companies implementing internal restructuring or 'self-help' measures and whose fundamentals are improving. This resulted in an increase in our weighting in Japan, where we were able to identify a number of such companies. One example is the steel company JFE, which was formed from the merger in 2002 of the state-owned companies Kawasaki Steel and NKK Corp. JFE is implementing a program of cost-cutting measures and is focusing on its core operations, reducing capital expenditure and removing capacity. We also added Kirin Brewery to the Fund.

          At a sector level, we held a dominant position in tobacco. Stocks within this sector have a low sensitivity to the economy, high dividend yields and strong brands (Altadis, British American Tobacco and HM Sampoerna). A new holding was also established in Korea Tobacco and Ginseng. This former state-owned monopoly has been cutting costs and has more than 80% of the domestic market share. It also offers a high yield and is attractively valued compared to its global peers.

          However, towards the end of the period, consumer staple stocks, such as tobacco companies and food producers (Parmalat and Unilever) were reduced. In our view, their appeal was lessened after the valuation gap between these companies and the more cyclical companies was closed. This, together with some signs of economic recovery, led us to increase our exposure to less defensive stocks. We purchased EMC, a provider of software for warehousing solutions, as it should benefit from an increase in corporate spending on IT. We also purchased Televisa, which is a beneficiary of rising advertising revenues in Mexico. In addition, we increased our insurance holdings (Generali, Aegon, Zurich, AIG).

Outlook

          As we move into 2003, uncertainty continues to exert a significant hold on equity markets. However, equity markets no longer appear as expensive as they once were, particularly in relation to government bonds, which have become expensive. Furthermore, the economic imbalances resulting from the boom of the late 1990s are unwinding, although there is room for this trend to run further, in our opinion. Economic indicators were mixed at the end of the period, but improving; historical precedent would suggest that a fourth consecutive year of negative growth is unlikely.

                         Average Annual Total Returns**

                      1 Year            5 Year             Since Inception*
Class A               -29.41%           -4.49%                 -1.22%
Class C               -27.23%           -4.13%                 -0.76%

Comparison of the Change in Value of a $10,000 Investment in the Dean International Value Fund - Class A* and the Morgan Stanley EAFE Index

Morgan Stanley EAFE Index

           Date          $10,000 growth
         10/13/97          10,000.00
          3/31/98          10,554.75
          3/31/99          11,030.63
          3/31/00          13,623.34
          3/31/01           9,969.77
          3/31/02           8,979.86
          3/31/03           6,749.27



Dean International Value Fund   Class A

           Date            Load adjusted
         10/13/97             9,475.00
          3/31/98            11,142.60
          3/31/99            11,791.24
          3/31/00            19,957.61
          3/31/01            13,848.59
          3/31/02            12,772.55
          3/31/03             9,516.88



          *The chart above represents performance of Class A shares only, which will vary from the performance of Class C shares based on the difference in loads and fees paid by shareholders in the difference classes. The initial public offering of Class A shares commenced on October 13, 1997, and the initial public offering of Class C shares commenced on November 6, 1997. The Performance table and the graph above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
         **Total return above is presented with the effect of sales load or contingent deferred sales charges. Had the charges not been incurred, annual returns would be as follows:


                       1 Year           5 Year        Since Inception*
Class A                -25.49%          -3.45%           -0.25%
Class C                -26.49%          -4.13%           -0.76%

DEAN LARGE CAP VALUE FUND
SCHEDULE OF INVESTMENTS
March 31, 2003

           Shares       COMMON STOCKS - 97.79%                                                                  Value

                  Accident & Health Insurance - 4.49%
           10,000 AFLAC, Inc.
                                                                                                        $       320,500
                                                                                                       -----------------

                  Agents, Brokers & Services - 3.46%
            7,000 Hartford Financial Services Group, Inc.                                                       247,030
                                                                                                       -----------------

                  Air Transportation, Scheduled - 5.03%
           25,000 Southwest Airlines Co.                                                                        359,000
                                                                                                       -----------------

                  Drilling Oil & Gas Wells - 6.11%
           11,200 Diamond Offshore Drilling, Inc.                                                               217,392
           10,700 Transocean Offshore, Inc.                                                                     218,815
                                                                                                       -----------------
                                                                                                                436,207
                                                                                                       -----------------

                  Electrical Services - 2.96%
           64,000 Calpine Corp.*                                                                                211,200
                                                                                                       -----------------

                     Electronic & Other Electrical Equipment
                  (No Computer Equip.) - 4.29%
           12,000 General Electric Co.                                                                          306,000
                                                                                                       -----------------

                  Electronic Connectors - 4.41%
           24,500 Tyco International Ltd.                                                                       315,070
                                                                                                       -----------------

                  Federal & Federally Sponsored Credit Agencies - 4.58%
            5,000 Fannie Mae                                                                                    326,750
                                                                                                       -----------------

                  Finance Services - 3.55%
            6,600 Morgan Stanley, Dean Witter & Co.                                                             253,110
                                                                                                       -----------------

                  Fire, Marine & Casualty Insurance - 4.69%
            6,400 American International Group, Inc.                                                            316,480
              432 Travelers Property Casualty Corp., Class A                                                      6,087
              887 Travelers Property Casualty Corp., Class B                                                     12,515
                                                                                                       -----------------
                                                                                                                335,082
                                                                                                       -----------------

                  Millwood, Veneer, Plywood & Structural Wood Members - 3.91%
           15,000 Masco Corp.                                                                                   279,300
                                                                                                       -----------------

                  National Commercial Banks - 11.26%
            2,400 Bank of America Corp.                                                                         160,416
           10,000 Citigroup, Inc.                                                                               344,500
           12,600 J.P. Morgan Chase & Co.                                                                       298,746
                                                                                                       -----------------
                                                                                                                803,662
                                                                                                       -----------------

See accompanying notes which are an integral part of the financial statements.

DEAN LARGE CAP VALUE FUND
SCHEDULE OF INVESTMENTS
March 31, 2003 - continued

           Shares       COMMON STOCKS - 97.79% - continued                                                      Value

                  Printed Circuit Boards - 3.67%
           30,000 Flextronics International Ltd. *                                                      $       261,600
                                                                                                       -----------------

                  Retail-Family Clothing Stores - 3.95%
           16,000 TJX Companies, Inc.                                                                           281,600
                                                                                                       -----------------

                  Retail-Lumber & Other Building Materials Dealers - 3.41%
           10,000 Home Depot, Inc.                                                                              243,600
                                                                                                       -----------------

                  Savings Institutions, Federally Chartered  - 3.10%
            8,000 Charter One Financial, Inc.                                                                   221,280
                                                                                                       -----------------

                  Semiconductors & Related Devices - 4.36%
           19,100 Intel Corp.                                                                                   310,948
                                                                                                       -----------------

                  Services - Computer Integrated Systems Design - 3.19%
            7,000 Computer Sciences Corp. *                                                                     227,850
                                                                                                       -----------------

                  Services - Health Services - 4.73%
            4,400 Wellpoint Health Network, Inc.*                                                               337,700
                                                                                                       -----------------

                     Services - Prepackaged Software - 3.45%
           18,000 Computer Associates International, Inc.                                                       245,880
                                                                                                       -----------------

                  Surgical & Medical Instruments & Apparatus - 2.87%
           11,000 Baxter International, Inc.                                                                    205,040
                                                                                                       -----------------

                  Water Transportation - 3.38%
           10,000 Carnival Corp.                                                                                241,100
                                                                                                       -----------------

                  Wholesale -  Pharmaceuticals - 2.94%
            4,000 AmerisourceBergen Corp.                                                                       210,000
                                                                                                       -----------------



                  TOTAL COMMON STOCKS (Cost $9,546,934)                                                 $     6,979,509
                                                                                                       -----------------

See accompanying notes which are an integral part of the financial statements.

DEAN LARGE CAP VALUE FUND
SCHEDULE OF INVESTMENTS
March 31, 2003 - continued


   Principal      MONEY MARKET SECURITIES - 5.30%                                                              Value
     Value

                  MONEY MARKET SECURITIES - 5.30% (Cost $378,514)
 $  378,514       First American Treasury Obligation Fund, Class S                                      $      378,514
                                                                                                       -----------------


                  TOTAL INVESTMENTS (Cost $9,925,448) - 103.09%                                         $    7,358,023
                                                                                                       -----------------

                  Liabilities in excess of cash and other assets - (3.09)%                                    (220,832)
                                                                                                       -----------------


                  TOTAL NET ASSETS - 100.00%                                                            $    7,137,191
                                                                                                       =================


* Non-income producing securities.

See accompanying notes which are an integral part of the financial statements.

DEAN SMALL CAP VALUE FUND
SCHEDULE OF INVESTMENTS
March 31, 2003

           Shares      COMMON STOCKS - 96.62%                                                                      Value

                 Air Transportation, Nonscheduled - 2.43%
          17,000 Offshore Logistics, Inc. *                                                            $           306,850
                                                                                                      ---------------------

                 Ball & Roller Bearings  - 2.48%
          20,000 Timken Co. *                                                                                      312,400
                                                                                                      ---------------------

                 Concrete Gypsum Plaster Products - 3.79%
           8,000 Ameron International, Inc.                                                                        478,400
                                                                                                      ---------------------

                 Crude Petroleum & Natural Gas - 2.93%
          11,000 Stone Energy Corp.*                                                                               369,380
                                                                                                      ---------------------

                 Electronic Components & Accessories - 6.90%
          20,000 Nam Tai Electronics, Inc.                                                                         503,200
          36,000 Vishay Intertechnology, Inc. *                                                                    366,480
                                                                                                      ---------------------
                                                                                                                   869,680
                                                                                                      ---------------------

                 Fire, Marine, Casualty Insurance - 3.40%
          10,000 Berkley W.R. Corp.                                                                                428,500
                                                                                                      ---------------------

                 Footwear, (No Rubber) - 2.83%
          13,200 Brown Shoe Co., Inc.                                                                              357,324
                                                                                                      ---------------------

                 Games, Toys & Children's Vehicles
                 (No Dolls & Bicycles)  - 5.47%
          34,000 Hasbro Inc.                                                                                       472,260
          21,000 Jakks Pacific, Inc.                                                                               217,560
                                                                                                      ---------------------
                                                                                                                   689,820
                                                                                                      ---------------------

                 Houesehold Furniture - 2.48%
          16,000 Furniture Brands International, Inc. *                                                            312,960
                                                                                                      ---------------------

                 Leisure Durables & Toys - 2.64%
          28,000 Callaway Golf, Inc.                                                                               332,640
                                                                                                      ---------------------

                 Life Insurance - 3.11%
          10,000 Delphi Financial Group, Inc.                                                                      391,800
                                                                                                      ---------------------

                 Men's & Boys' Furnishings, Work Clothing,
                 And Allied Garments  - 1.92%
          25,000 Nautica Enterprises, Inc.*                                                                        242,500
                                                                                                      ---------------------

See accompanying notes which are an integral part of the financial statements.

DEAN SMALL CAP VALUE FUND
SCHEDULE OF INVESTMENTS
March 31, 2003 - continued

            Shares      COMMON STOCKS - 96.62% - continued                                                          Value
                 Miscellaneous Chemical Products - 2.97%
          43,000 Hercules Inc. *                                                                       $           374,100
                                                                                                      ---------------------

                 National Commercial Banks - 5.31%
           8,000 City National Corp.                                                                               351,520
          11,000 First Community Bancor                                                                            318,021
                                                                                                      ---------------------
                                                                                                                   669,541
                                                                                                      ---------------------

                 Plastic Mail, Synthetic Resin/Rubber, Cellulose (No Glass) - 2.07%
          28,000 Wellman Inc.                                                                                      261,240
                                                                                                      ---------------------

                 Pulp Mills - 3.29%
          33,000 Pope & Talbot Inc.                                                                                414,150
                                                                                                      ---------------------

                 Retail-Eating Places - 2.61%
          12,000 CBRL Group, Inc.                                                                                  329,400
                                                                                                      ---------------------

                 Retail-Home Furniture, Furnishings & Equipment Stores - 2.52%
          20,000 Pier 1 Imports, Inc.                                                                              317,200
                                                                                                      ---------------------

                 Retail-Women's Clothing Stores - 3.26%
          20,000 Ann Taylor Stores *                                                                               410,600
                                                                                                      ---------------------

                 Rolling Drawing & Extruding of Nonferrous Metals - 3.57%
          18,000 Mueller Industries, Inc.                                                                          449,460
                                                                                                      ---------------------

                 Savings Institutions, Not Federally Chartered  - 2.40%
          10,000 Coastal Bancorp, Inc.                                                                             302,000
                                                                                                      ---------------------

                 Semiconductors & Related Devices - 6.95%
          33,000 Nvidia Corp. *                                                                                    424,050
          38,000 Photronics Inc. *                                                                                 451,820
                                                                                                      ---------------------
                                                                                                                   875,870
                                                                                                      ---------------------

                 Services - Computer Programming, Data Processing, Etc.  - 5.99%
          43,000 Per Se Technologies, Inc. *                                                                       341,850
          24,000 United Online, Inc. *                                                                             413,760
                                                                                                      ---------------------
                                                                                                                   755,610
                                                                                                      ---------------------

                 Services - Help Supply Services - 2.55%
          28,000 Cross Country Inc. *                                                                              322,000
                                                                                                      ---------------------

See accompanying notes which are an integral part of the financial statements.

DEAN SMALL CAP VALUE FUND
SCHEDULE OF INVESTMENTS
March 31, 2003 - continued

        Shares      COMMON STOCKS - 96.62% - continued                                                          Value

                 Services - Miscellaneous Amusement & Recreation - 3.06%
          14,000 Mandalay Resort Group *                                                               $           385,840
                                                                                                      ---------------------

                 Services - Personal Services - 2.77%
          14,000 Regis Corp                                                                                        348,740
                                                                                                      ---------------------

                 Water, Sewer, Pipeline, Communication & Power Line
                 Construction - 2.67%
          25,000 Insituform Technologies, Inc., Class A *                                                          336,250
                                                                                                      ---------------------

                 Water Transportation - 2.73%
          12,000 Tidewater, Inc.                                                                                   344,640
                                                                                                      ---------------------

                 Wholesale-Electronic Parts & Equipment - 1.52%
           4,000 Arrow Electronics, Inc.*                                                                           58,800
          18,000 Audiovox Corp.*                                                                                   133,380
                                                                                                      ---------------------
                                                                                                                   192,180
                                                                                                      ---------------------


                 TOTAL COMMON STOCKS (Cost $12,972,278)                                                $        12,181,075
                                                                                                      ---------------------

         Principal
         Value    MONEY MARKET SECURITES - 6.72%                                                                Value

        $189,645  Federated Cash Series Trust II Treasury                                              $          189,645
         657,000  First American Treasury Obligation Fund, Class S                                                657,000
                                                                                                      ---------------------

                 TOTAL MONEY MARKET SECURITIES (Cost $846,645)                                         $          846,645
                                                                                                      ---------------------


                 TOTAL INVESTMENTS (Cost $13,818,923) - 103.34%                                        $       13,027,720
                                                                                                      ---------------------

                 Liabilities in excess of cash and other assets - (3.34)%                                        (421,402)
                                                                                                      ---------------------

                 TOTAL NET ASSETS - 100.00%                                                            $       12,606,318
                                                                                                      =====================


* Non-income producing securities.

See accompanying notes which are an integral part of the financial statements.

DEAN BALANCED FUND
SCHEDULE OF INVESTMENTS
March 31, 2003

         Shares     COMMON STOCKS - 68.69%                                                                   Value

                Accident & Health Insurance - 3.94%
         11,000 AFLAC, Inc.                                                                            $     352,550
                                                                                                      --------------------

               Agents, Brokers & Services - 1.77%
         4,500 Hartford Financial Services Group, Inc.                                                       158,805
                                                                                                      --------------------

                Air Transportation, Scheduled - 2.57%
         16,000 Southwest Airlines Co.                                                                       229,760
                                                                                                      --------------------

                Drilling Oil & Gas Wells - 4.49%
        11,000  Diamond Offshore Drilling, Inc.                                                              213,510
         9,200  Transocean Sedco Forex, Inc.                                                                 188,140
                                                                                                      --------------------

                                                                                                             401,650
                                                                                                      --------------------

                Electric Services - 1.36%
        37,000  Calpine Corp.*                                                                               122,100
                                                                                                      --------------------

                Electronic & Other Electrical Equipment
                (No Computer Equipment) - 3.47%
         12,200 General Electric Co.                                                                         311,100
                                                                                                      --------------------

                Electronic Connectors - 3.46%
         24,093 Tyco International Ltd.                                                                      309,836
                                                                                                      --------------------

               Federal & Federally Sponsored Credit Agencies - 2.41%
         3,300 Fannie Mae                                                                                    215,655
                                                                                                      --------------------

               Finance Services - 2.40%
         5,600 Morgan Stanley, Dean Witter & Co.                                                             214,760
                                                                                                      --------------------

               Fire, Marine & Casualty Insurance - 2.23%
         3,700 American International Group, Inc.                                                            182,965
           397 Travelers Property Casualty Corp, Class A                                                      11,514
           816 Travelers Property Casualty Corp, Class B                                                       5,594
                                                                                                      --------------------

                                                                                                             200,073
                                                                                                      --------------------

               Millwood, Veneer, Plywood & Structural Wood Members - 2.29%
        11,000 Masco Corp.                                                                                   204,820
                                                                                                      --------------------

See accompanying notes which are an integral part of the financial statements.

DEAN BALANCED FUND
SCHEDULE OF INVESTMENTS
March 31, 2003 - continued

         Shares     COMMON STOCKS - 68.69% - continued                                                        Value

               National Commercial Banks - 10.36%
         3,000 Bank of America Corp.                                                                   $     200,520
         9,200 Citigroup, Inc.                                                                               316,940
         7,300 Fleet Boston Corp.                                                                            174,324
         9,950 J.P. Morgan Chase & Co.                                                                       235,914
                                                                                                      --------------------

                                                                                                             927,698
                                                                                                      --------------------

               Printed Circuit Boards - 4.09%
        42,000 Flextronics International Ltd.*                                                               366,240
                                                                                                      --------------------

                Retail - Family Clothing Stores - 1.97%
         10,000 TJX Companies, Inc.                                                                          176,000
                                                                                                      --------------------

               Retail - Lumber & Other Building Materials Dealers - 2.99%
        11,000 Home Depot, Inc.                                                                              267,960
                                                                                                      --------------------

               Savings Institution, Federally Chartered - 1.98%
         6,400 Charter One Financial, Inc.                                                                   177,024
                                                                                                      --------------------

               Semiconductors & Related Devices - 3.51%
        19,300 Intel Corp.                                                                                   314,204
                                                                                                      --------------------

               Services-Computer Integrated Systems Design - 2.18%
         6,000 Computer Sciences Corp. *                                                                     195,300
                                                                                                      --------------------

               Services-Health Services - 2.57%
         3,000 WellPoint Health Networks, Inc.*                                                              230,250
                                                                                                      --------------------

               Services-Prepackaged Software - 2.90%
        19,000 Computer Associates International, Inc.                                                       259,540
                                                                                                      --------------------

               Surgical & Medical Instruments & Apparatus - 1.67%
         8,000 Baxter International, Inc.                                                                    149,120
                                                                                                      --------------------

               Water Transportation - 2.15%
         8,000 Carnival Corp.                                                                                192,880
                                                                                                      --------------------

               Wholesale - Drugs, Proprietaries & Druggists Sundries - 1.93%
         3,300 AmerisourceBergen Corp.                                                                       173,250
                                                                                                      --------------------


               TOTAL COMMON STOCKS (Cost $8,564,471)                                                   $   6,150,575
                                                                                                      --------------------

See accompanying notes which are an integral part of the financial statements.

DEAN BALANCED FUND
SCHEDULE OF INVESTMENTS
March 31, 2003 - continued

         Principal
         Value     FIXED INCOME OBLIGATIONS - 28.50%                                                          Value


         $750,000  Bank of America Corp., 7.40%, 01/15/11                                             $      894,903
          150,000  Commercial Credit Co., 6.625%, 06/01/15                                                   173,140
          150,000  Cox Radio, Inc., 6.375%, 05/15/05                                                         157,645
          300,000  Fannie Mae, 6.50%, 08/15/04                                                               321,236
          350,000  Federal Home Loan Bank, 5.125%, 09/15/03                                                  356,389
          300,000  Federal Home Loan Bank, 5.62%, 02/25/04                                                   311,903
          300,000  New Plan Excel, 7.40%, 09/15/09                                                           337,047
                                                                                                      --------------------

               TOTAL FIXED INCOME OBLIGATIONS (Cost $2,334,532)                                        $   2,552,263
                                                                                                     --------------------
                   MONEY MARKET SECURITIES - 3.85%

                   MONEY MARKET SECURITIES - 3.85% (Cost $344,523)
        $344,523   First American Treasury Obligation Fund, Class S                                    $     344,523
                                                                                                      --------------------

                TOTAL INVESTMENTS (Cost $11,243,526) - 101.04%                                         $   9,047,361
                                                                                                      --------------------

                Liabilities in excess of cash and other assets - (1.04%)                                     (93,441)
                                                                                                      --------------------

                TOTAL NET ASSETS - 100.00%                                                             $   8,953,920
                                                                                                      ====================


* Non-income producing securities.

See accompanying notes which are an integral part of the financial statements.

DEAN INTERNATIONAL VALUE FUND
SCHEDULE OF INVESTMENTS
March 31, 2003

          Shares            COMMON STOCKS - 96.05%                                                         Value

                   Austria - 2.95%
          2,323    Erste Bank der Oesterreichischen Sparkassen AG                                     $    165,784
          5,338    Telekom Austria                                                                          54,755
                                                                                                     ------------------

                                                                                                           220,539
                                                                                                     ------------------

                   Brazil - 3.94%
         17,136    Petroleo Brasileiros S.A.                                                               237,315
          2,200    Vale Rio Doce                                                                            57,638
                                                                                                     ------------------

                                                                                                           294,953
                                                                                                     ------------------

                   Finland - 2.21%
         11,989    Nokia (AB)                                                                              165,627
                                                                                                     ------------------

                   France - 11.84%
          4,310    Aventis S.A.                                                                           189,209
          2,243    BNP Paribas                                                                             89,828
          3,100    France Telecom                                                                          63,225
          1,289    L'Oreal S.A.                                                                            78,066
          1,652    Sanofi-Synthelabo                                                                       83,123
          1,708    Societe Generale                                                                        88,196
          3,802    STMicroelectronics N.V.                                                                 71,982
            822    Total Fina Elf S.A.                                                                    104,051
          4,331    Vivendi Environment S.A.                                                                71,411
          3,542    Vivendi Universal                                                                       47,077
                                                                                                     ------------------

                                                                                                          886,168
                                                                                                     ------------------

                   Germany - 4.97%
          1,070    AMB Generali Holding AG                                                                 38,590
          1,282    Deutsche Bank AG                                                                        54,000
          1,461    Deutsche Boerse AG                                                                      56,326
          2,137    Henkel KGaA                                                                            130,589
            646    SAP Aktiengesellschaft                                                                  48,640
          1,376    Volkswagen AG                                                                           43,920
                                                                                                     ------------------

                                                                                                          372,065
                                                                                                     ------------------

                   Greece - 1.15%
          6,000    Public Power Corp.                                                                      86,294
                                                                                                     ------------------

                   Hong Kong - 0.38%
          6,000    Sun Hun Kai Props                                                                       28,771
                                                                                                     ------------------

                   Indonesia - 4.45%
        620,000    Bank Central Asia                                                                      153,233
        544,000    HM Sampoerna Tbk PT                                                                    180,284
                                                                                                     ------------------

                                                                                                          333,517
                                                                                                     ------------------

See accompanying notes which are an integral part of the financial statements.

DEAN INTERNATIONAL VALUE FUND
SCHEDULE OF INVESTMENTS
March 31, 2003 - Continued

            Shares            COMMON STOCKS - 96.05% - continued                                             Value

                   Ireland - 1.07%
          7,700    Irish Life & Perm                                                                   $    79,823
                                                                                                     ------------------

                   Italy - 0.66%
          2,406    Assicurazioni Generali S.P.A.                                                            49,569
                                                                                                     ------------------

                   Japan - 14.27%
          2,000    Canon, Inc.                                                                              69,826
             16    Japan Retail Fund                                                                        71,108
             31    Japan Telecom Hldg                                                                       83,918
          6,100    JFE Holdings Inc.                                                                        77,163
         12,000    Kirin Brewery                                                                            89,762
         15,000    Kuraray Co., Ltd.                                                                        87,915
          3,300    Lawson Corp.                                                                             95,176
         10,000    Mitsubishi Corp.                                                                         61,730
          1,500    Murata MFG                                                                               58,189
            500    Nintendo Co., Ltd.                                                                       40,479
             16    Office Building Fund of Japan                                                            80,013
         17,000    OJI Paper Co.                                                                            68,528
          3,000    Olympus Optical Co., Ltd.                                                                46,525
            500    ROHM Co., Ltd.                                                                           54,183
          2,700    Shin-Etsu Chemical Co., Ltd.                                                             83,564
                                                                                                     ------------------
                                                                                                         1,068,079
                                                                                                     ------------------

                   Luxembourg - 1.57%
          6,000    OTP Bank Rt.                                                                            117,600
                                                                                                     ------------------

                   Mexico - 0.72%
         43,200    Grupo Televisa S.A.                                                                      54,075
                                                                                                     ------------------

                   Netherlands - 3.56%
          7,858    Philips Electronics                                                                     123,392
          1,690    Unilever N.V.                                                                           100,600
          9,584    Vedior N.V.                                                                              42,252
                                                                                                     ------------------

                                                                                                           266,244
                                                                                                     ------------------

                   Singapore - 0.72%
         76,000    Mobileone Ord                                                                            54,249
                                                                                                     ------------------

                   South Korea - 5.54%
          5,030    Kookmin Bank                                                                            118,688
          9,890    Korea Tobacco & GI                                                                      143,488
            405    Samsung Electronics Co., Ltd.                                                            91,690
            600    Shinsegae Co., Ltd.                                                                      60,983
                                                                                                     ------------------

                                                                                                           414,849
                                                                                                     ------------------

See accompanying notes which are an integral part of the financial statements.

DEAN INTERNATIONAL VALUE FUND
SCHEDULE OF INVESTMENTS
March 31, 2003 - Continued

           Shares            COMMON STOCKS - 96.05% - continued                                             Value

                   Spain - 3.65%
          4,428    Aurea Concesiones de Infraestructuras,
                    S.A. Concesionaria del Estado                                                     $    128,143
          6,461    Repsol YPF                                                                               93,206
          5,587    Telefonica, S.A.                                                                         52,249
                                                                                                     ------------------
                                                                                                           273,598
                                                                                                     ------------------

                   Sweden - 0.98%
         116,998   Erricsson (LM)                                                                           73,133
                                                                                                     ------------------

                   Switzerland - 7.20%
             384   Nestle S.A.                                                                              76,004
           4,549   Novartis AG                                                                             168,463
           1,390   Roche Holdings AG Genusscheine                                                           83,205
           2,251   UBS AG CHF2.80 (REGD)                                                                    95,769
           1,363   Zurich Financial Ser                                                                    115,979
                                                                                                     ------------------

                                                                                                           539,420
                                                                                                     ------------------

                   Thailand - 2.84%
         297,300   National Finance PCL                                                                     83,190
           4,100   Siam Cement Co.                                                                         129,831
                                                                                                     ------------------

                                                                                                           213,021
                                                                                                     ------------------

                   United Kingdom - 21.38%
          24,999   Asustek Computer Inc.                                                                      46,748
           3,402   Astrazeneca Ord                                                                           115,981
           5,518   British Sky B'Cast                                                                         54,639
          36,106   Egg Ord GBP0.50                                                                            47,936
          13,891   Glaxosmithkline                                                                           244,360
          14,031   Great Universal Stores                                                                    108,000
          18,446   HSBC Hldgs Ord                                                                            189,212
          12,870   London Stock Exchange                                                                      56,956
          61,795   MMO2 Ord GBP0.001                                                                          43,707
          14,584   Prudential                                                                                 71,110
           4,630   Reckitt Benckiser                                                                          75,886
           5,766   Royal Bk Scot Group                                                                       129,865
          35,941   Shell Trnspt & Trdg                                                                       217,282
         111,608   Vodafone Group                                                                            199,331
                                                                                                     ------------------

                                                                                                           1,601,013
                                                                                                     ------------------


                    TOTAL COMMON STOCKS (Cost $7,742,660)                                               $  7,192,607

See accompanying notes which are an integral part of the financial statements.

DEAN INTERNATIONAL VALUE FUND
SCHEDULE OF INVESTMENTS
March 31, 2003 - Continued

          Shares       PREFERRED STOCKS - 0.70%                                                           Value

                  Brazil - 0.70%
          26,082  Aracruz Celulose S.A. - Class B                                                     $      52,617
                                                                                                     ------------------


                    TOTAL PREFERRED STOCKS (Cost $48,794)                                             $      52,617
                                                                                                     ------------------


          Shares  RIGHTS - 0.17%                                                                             Value

          3,100   France Telecom                                                                      $      12,178
          4,000   Vivendi Environment S.A.                                                                      262
                                                                                                     ------------------


                  TOTAL RIGHTS (Cost $0)                                                              $      12,440
                                                                                                     ------------------

       Principal
        Value     Money Market Securities - 1.13%

        $84,642   Dreyfus Cash Management, 1.15%  (Cost $84,642) (a)                                  $      84,642
                                                                                                     ------------------



                     TOTAL INVESTMENTS (Cost $7,876,096) - 98.05%                                     $   7,342,306
                                                                                                     ------------------


                     Other assets less liabilities - 1.95%                                                  146,174
                                                                                                     ------------------


                     TOTAL NET ASSETS - 100.00%                                                       $   7,488,480
                                                                                                     ==================

 * Non-income producing securities.
 (a) Variable rate security; the coupon rate shown represents the rate at March 31, 2003.

See accompanying notes which are an integral part of the financial statements.

DEAN INTERNATIONAL VALUE FUND
SCHEDULE OF INVESTMENTS
March 31, 2003 - Continued

                           DIVERSIFICATION OF ASSETS:

                                                                                                        Percentage of
                                                                                                          Net Assets
 Apparel                                                                                                     1.17%
 Auto Manufacturer                                                                                           0.59%
 Banking                                                                                                    10.69%
 Building Materials                                                                                          1.73%
 Capital Goods                                                                                               3.25%
 Chemicals                                                                                                   2.86%
 Communications                                                                                              2.58%
 Communication Equipment                                                                                     2.21%
 Computer Hardware                                                                                           0.93%
 Computer Equipment / Services                                                                               0.63%
 Distributors                                                                                                0.81%
 Drugs & Healthcare                                                                                          8.04%
 Electric Equipment                                                                                          2.19%
 Electronics                                                                                                 2.19%
 Financial Services                                                                                         10.85%
 Food & Beverages                                                                                            3.56%
 Insurance                                                                                                   2.53%
 Machinery                                                                                                   1.50%
 Manufacturing                                                                                               1.15%
 Media                                                                                                       1.45%
 Mining and Metals                                                                                           0.77%
 Oil & Natural Gas                                                                                           5.80%
 Other Consumer Goods & Services                                                                             1.11%
 Other Industrial Goods & Services                                                                           0.62%
 Other Services                                                                                              3.30%
 Paper and Forest Products                                                                                   1.62%
 Personal Care                                                                                               2.06%
 Pharmaceutical                                                                                              2.66%
 Real Estate Investment Trust                                                                                2.40%
 Retail                                                                                                      2.71%
 Services                                                                                                    2.48%
 Software Products                                                                                           0.65%
 Steel                                                                                                       1.03%
 Telecommunications                                                                                          2.42%
 Transportation Equipment                                                                                    2.90%
 Wholesale Products                                                                                          0.82%
 Wireless Communications Services                                                                            2.66%
 Other                                                                                                       1.13%
                                                                                                     ------------------
 Total                                                                                                      98.05%
 Other assets less liabilities                                                                               1.95%
                                                                                                     ------------------
 Grand Total                                                                                                100.00%


See accompanying notes which are an integral part of the financial statements.

DEAN FAMILY OF FUNDS
STATEMENTS OF ASSETS & LIABILITIES
March 31, 2003

                                                           Large Cap           Small Cap            Balanced           International
                                                          Value Fund           Value Fund             Fund              Value Fund
                                                    -------------------------------------------------------------------------------

ASSETS
Investment in securities:
  At cost                                           $    9,925,448      $    13,818,923      $     11,243,526     $     7,876,096
                                                    ==================  ===================  ==================   =================
  At value                                          $    7,358,023      $    13,027,720      $      9,047,361     $     7,342,306


Cash                                                          -                   2,032                -                    -

Cash denominated in foreign currency (Cost $122,282)          -                   -                    -                  124,940

Dividends and interest receivable                             6,547               5,110                31,243              49,194

Receivable for securities sold                                -                   -                    -                  105,595

Receivable for capital shares sold                            -                   1,825                25,369                 100

Net unrealized appreciation on forward foreign
  currency exchange contracts                                 -                   -                    -                   64,701

Receivable from affiliates                                     6,710               97                   10                 16,295

Other receivables                                             -                   -                     2,135               -

                                                    ------------------  -------------------  ------------------   -----------------
   TOTAL ASSETS                                            7,371,280           13,036,784           9,106,118           7,703,131
                                                    ------------------  -------------------  ------------------   -----------------
LIABILITIES
Dividends payable                                             -                   -                    25,514               -
Payable for securities purchased                              -                   -                    -                   23,263

Payable for capital shares redeemed                          223,143              375,613             108,604             168,127

Payable to affiliates                                         -                    37,728              10,139               -
Other liabilities                                             10,946               17,125               7,941              23,261

                                                    ------------------  -------------------  ------------------   -----------------
   TOTAL LIABILITIES                                         234,089              430,466             152,198             214,651
                                                    ------------------  -------------------  ------------------   -----------------
NET ASSETS
                                                    $      7,137,191    $      12,606,318    $      8,953,920     $     7,488,480
                                                    ==================  ===================  ==================   =================

Net Assets consist of:
Paid in capital                                     $     14,065,823    $      15,730,543    $     13,351,017     $    14,615,648

Accumulated net investment income (loss)                       -                   -                    -               1,396,154

Accumulated net realized gains (losses) from security
  transactions                                            (4,361,207)          (2,333,022)         (2,200,932)         (8,056,891)

Net unrealized appreciation (depreciation)
  on investments                                          (2,567,425)            (791,203)         (2,196,165)           (533,790)

Net unrealized appreciation (depreciation) on
  translation of assets and liabilities in
  foreign currencies                                          -                   -                    -                   67,359

                                                    ------------------  -------------------  ------------------   -----------------

NET ASSETS                                          $      7,137,191    $      12,606,318    $      8,953,920     $     7,488,480
                                                    ==================  ===================  ==================   =================

See accompanying notes which are an integral part of the financial statements.

DEAN FAMILY OF FUNDS
STATEMENTS OF ASSETS & LIABILITIES
March 31, 2003 - continued


                                                           Large Cap           Small Cap            Balanced           International
                                                           Value Fund          Value Fund             Fund              Value Fund
                                                    --------------------------------------------------------------------------------


PRICING OF CLASS A SHARES
Net assets applicable to Class A shares             $       6,725,313   $       12,078,397   $       8,183,461    $      7,041,919
                                                    ==================  ===================  ==================   =================

Shares of beneficial interest outstanding (unlimited
  numbers of shares authorized, no par value)               1,050,819            1,265,129           1,186,869           1,029,394
                                                    ==================  ===================  ==================   =================


Net asset value and redemption price per share      $            6.40    $            9.55   $            6.89    $           6.84
                                                    ==================  ===================  ==================   =================



Maximum offering price per share                    $            6.75   $            10.08    $           7.27    $           7.22
                                                    ==================  ===================  ==================   =================



PRICING OF CLASS C SHARES
Net assets applicable to Class C shares             $         411,878   $          527,921   $         770,459    $        446,561
                                                    ==================  ===================  ==================   =================


Shares of beneficial interest outstanding (unlimited
  numbers of shares authorized, no par value)
                                                               68,023               56,675             118,571              67,003
                                                    ==================  ===================  ==================   =================

Net asset value, offering price, and redemption
  price per share                                   $            6.05   $             9.31   $            6.50    $           6.66
                                                    ==================  ===================  ==================   =================

See accompanying notes which are an integral part of the financial statements.

DEAN FAMILY OF FUNDS
STATEMENTS OF OPERATIONS
Year ended March 31, 2003


                                                               Large Cap        Small Cap         Balanced         International
                                                               Value Fund       Value Fund          Fund            Value Fund
                                                          -----------------------------------------------------------------------
INVESTMENT INCOME
  Dividends (net of foreign withholding taxes of
    $27,184 for the International Value Fund)              $    158,056     $     198,287     $    108,273       $     223,758
  Interest                                                        4,896             6,093          173,318               2,757
                                                           ---------------- ----------------- ----------------   -----------------
    TOTAL INCOME                                                162,952           204,380          281,591             226,515

EXPENSES
  Investment advisory fees                                      106,715           169,453          107,429             137,376

  Accounting services fees                                       28,519            30,079           29,710              48,582

  Shareholder servicing and transfer agent fees
      Class A                                                    30,830            37,498           24,171              28,269

      Class C                                                     1,804             1,456            2,645               1,683

  Custodian fees                                                  7,355            10,564            7,202              60,210

  Registration fees
     Class A                                                     15,591            18,992           13,331              16,597
     Class C                                                      2,929             2,721            2,834               1,953

  Administrative Services fees                                   15,191            16,530           15,001              15,000

  Trustees' fees and expenses                                     5,791             8,578            5,891               6,114

  Professional fees                                              26,339            37,172           22,104              15,299

  Reports to shareholders                                         5,240             7,468            5,274               6,911

  Insurance expense                                                 883             1,096              780                 742

  Amortization of organization expenses                             287               342              257                -

  Other expenses                                                    624               -              2,696                -

                                                          ---------------- ----------------- ----------------   -----------------
      TOTAL EXPENSES                                            248,098           341,949          239,325             338,736
  Fees waived and expenses reimbursed by Adviser                (46,217)          (25,764)         (35,100)           (103,038)
                                                          ---------------- ----------------- ----------------   -----------------

      NET EXPENSES                                              201,881           316,185          204,225             235,698
                                                          ---------------- ----------------- ----------------   -----------------


NET INVESTMENT INCOME (LOSS)                                    (38,929)         (111,805)          77,366              (9,183)
                                                          ---------------- ----------------- ----------------   -----------------


REALIZED & UNREALIZED GAINS (LOSSES) Net realized gains (losses) from:
      Security transactions                                  (4,361,207)       (2,333,092)      (2,198,227)         (3,603,468)

      Foreign currency transactions                               -                -                 -               1,405,337

  Net change in unrealized appreciation (depreciation) on:
      Investments                                            (1,557,744)       (3,348,565)      (1,464,059)           (921,344)

      Foreign currency translation                                -                -                 -                  10,407
                                                          ---------------- ----------------- ----------------   -----------------


NET REALIZED & UNREALIZED LOSSES
  ON INVESTMENTS & FOREIGN CURRENCIES                        (5,918,951)       (5,681,657)      (3,662,286)         (3,109,068)
                                                          ---------------- ----------------- ----------------   -----------------


NET DECREASE IN NET ASSETS
  FROM OPERATIONS                                         $  (5,957,880)    $  (5,793,462)   $  (3,584,920)     $   (3,118,251)
                                                          ================ ================= ================   =================

See accompanying notes which are an integral part of the financial statements.

DEAN FAMILY OF FUNDS
STATEMENTS OF CHANGES IN NET ASSETS

                                                                   Large Cap Value Fund                     Small Cap Value Fund
                                                                Year                 Year                Year                 Year
                                                               ended                ended                ended               ended
                                                             March 31,            March 31,            March 31,           March 31,
                                                               2003                 2002                2003                 2002
                                                            ----------   ------------------  -------------------  ------------------

FROM OPERATIONS:

   Net investment income (loss)                             $ (38,929)      $   (87,779)        $    (111,805)         $    42,323
   Net realized gains (losses) from security transactions  (4,361,207)        1,840,711            (2,333,092)           4,299,929
   Net change in net unrealized appreciation (depreciation)
      on investments                                       (1,557,744)       (1,773,284)           (3,348,565)             441,310
                                                            ----------      ------------         -------------         ------------

Net increase (decrease) in net assets from operations      (5,957,880)          (20,352)           (5,793,462)           4,783,562
                                                           -----------      ------------         --------------        ------------

DISTRIBUTIONS TO SHAREHOLDERS:

   From net investment income, Class A                       -                    -                       -                (53,026)
   From net realized gains, Class A                         (303,861)        (1,603,594)              (76,099)                -
   From net realized gains, Class C                          (19,592)           (70,503)               (2,856)                -
                                                          ------------      ------------          -------------        ------------
Decrease in net assets from distributions
      to shareholders                                       (323,453)        (1,674,097)              (78,955)             (53,026)
                                                          ------------     -------------          -------------        ------------


FROM CAPITAL SHARE TRANSACTIONS:
Class A

   Proceeds from shares sold                               781,170              2,698,752             784,133            2,089,724
   Net asset value of shares issued in
      reinvestment of distributions to shareholders        278,659              1,470,551              73,536               49,633
   Payments for shares redeemed                         (3,618,718)            (1,611,877)         (4,325,276)          (1,711,522)
                                                        -------------      ---------------       --------------        ------------
Net increase (decrease) in net assets from Class A
   Share transactions                                   (2,558,889)             2,557,426          (3,467,607)             427,835
                                                        -------------      ---------------       --------------        ------------

Class C
   Proceeds from shares sold                               217,179                684,077              69,716               74,069
   Net asset value of shares issued in
      reinvestment of distributions to shareholders          3,458                  5,710                 875                  -
   Payments for shares redeemed                           (355,380)              (129,993)           (109,571)            (138,878)
                                                        ------------       ---------------      --------------         ------------
Net increase (decrease) in net assets from Class C
   Share transactions                                     (134,743)               559,794             (38,980)             (64,809)
                                                        ------------       ---------------      --------------         ------------
Net increase (decrease) in net assets
   from capital share transactions                      (2,693,632)             3,117,220          (3,506,587)             363,026
                                                        ------------       ---------------      --------------         ------------


TOTAL INCREASE (DECREASE) IN NET ASSETS                 (8,974,965)             1,422,771          (9,379,004)           5,093,562

NET ASSETS:

   Beginning of year                                    16,112,156             14,689,385          21,985,322           16,891,760
                                                       -------------       ---------------      --------------         ------------
   End of year                                      $    7,137,191        $    16,112,156    $     12,606,318     $     21,985,322
                                                    ==================   ==================  ===================  =================

ACCUMULATED DISTRIBUTIONS IN EXCESS
   OF NET INVESTMENT INCOME                         $       -            $        -          $        -           $          -
                                                    ==================   ==================  ===================  =================


See accompanying notes which are an integral part of the financial statements.

DEAN FAMILY OF FUNDS
STATEMENTS OF CHANGES IN NET ASSETS (continued)

                                                              Large Cap Value Fund                     Small Cap Value Fund
                                                            Year                 Year                Year                 Year
                                                           ended                ended                ended               ended
                                                         March 31,            March 31,            March 31,           March 31,
                                                           2003                 2002                2003                 2002
                                                    ------------------   ------------------  -------------------  -----------------
CAPITAL SHARE ACTIVITY:
Class A
   Shares sold                                            93,137                 225,368             68,872             175,191
   Shares issued in reinvestment of distributions
      to shareholders                                     38,436                 132,721              6,898               3,712
   Shares redeemed                                      (495,562)               (133,908)          (394,861)           (153,622)
                                                    ------------------   ------------------  -------------------  -----------------
   Net increase (decrease) in shares outstanding        (363,989)                224,181           (319,091)             25,281
   Shares outstanding, beginning of year               1,414,808               1,190,627          1,584,220           1,558,939
                                                    ------------------   ------------------  -------------------  -----------------
   Shares outstanding, end of year                     1,050,819               1,414,808          1,265,129           1,584,220
                                                    ==================   ==================  ===================  =================


Class C
   Shares sold                                             29,901                60,456              6,023                6,321
   Shares issued in reinvestment of distributions
      to shareholders                                         501                   538                 84                   -
   Shares redeemed                                        (50,571)              (10,893)           (10,567)             (12,193)
                                                    ------------------   ------------------  ------------------  ------------------
   Net increase (decrease) in shares outstanding          (20,169)               50,101             (4,460)              (5,872)
   Shares outstanding, beginning of year                   88,192                38,091             61,135               67,007
                                                    ------------------   ------------------  ------------------  ------------------
   Shares outstanding, end of year                         68,023                88,192             56,675               61,135
                                                    ==================   ==================  ===================  =================


See accompanying notes which are an integral part of the financial statements.

DEAN FAMILY OF FUNDS
STATEMENTS OF CHANGES IN NET ASSETS (continued)

                                                                      Balanced Fund                     International Value Fund
                                                               Year                 Year                Year                 Year
                                                              ended                ended                ended               ended
                                                            March 31,            March 31,            March 31,           March 31,
                                                              2003                 2002                2003                 2002
                                                      ----------------   ------------------  -------------------  -----------------

FROM OPERATIONS:
   Net investment income (loss)                         $  77,366          $    111,967        $    (9,183)          $   (101,581)
   Net realized gains (losses) from:
      Security transactions                            (2,198,227)              801,283         (3,603,468)            (4,413,034)
      Foreign currency transactions                         -                    -               1,405,337                (16,577)
   Net change in net unrealized appreciation/depreciation on:
      Investments                                      (1,464,059)           (1,218,459)          (921,344)             3,273,571
      Foreign currency translation                          -                    -                  10,407                  3,512
                                                    ------------------   ------------------  -------------------  -----------------
Net decrease in net assets from operations             (3,584,920)             (305,209)        (3,118,251)            (1,254,109)
                                                    ------------------   ------------------  -------------------  -----------------

DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income, Class A                  (175,957)             (114,711)           -                        (9,770)
   From net investment income, Class C                   (14,376)               (2,019)           -                      -
   From net realized gains, Class A                     (213,693)             (587,649)           -                      -
   From net realized gains, Class C                      (26,738)              (26,571)           -                      -
   From return of capital, Class A                      (373,414)                -                -                      -
   From return of capital, Class C                       (46,723)                -                -                      -
                                                    ------------------   ------------------  -------------------  -----------------
Decrease in net assets from distributions
      to shareholders                                   (850,901)             (730,950)           -                        (9,770)
                                                    ------------------   ------------------  -------------------  -----------------



FROM CAPITAL SHARE TRANSACTIONS:
Class A
   Proceeds from shares sold                             366,531              1,773,551          7,184,374               1,896,955
   Net asset value of shares issued in
      reinvestment of distributions to shareholders      750,912                683,876              -                       9,140
   Payments for shares redeemed                       (1,452,762)            (1,431,044)        (9,305,455)             (3,307,274)
                                                    ------------------   ------------------  -------------------  ------------------
Net increase (decrease) in net assets from Class A
   Share transactions                                   (335,319)             1,026,383         (2,121,081)             (1,401,179)
                                                    ------------------   ------------------  -------------------  -----------------

Class C
   Proceeds from shares sold                             529,928                842,763             18,514                  19,879
   Net asset value of shares issued in
      reinvestment of distributions to shareholders        6,020                  5,533              -                         -
   Payments for shares redeemed                         (525,393)               (62,730)          (209,987)               (376,362)
                                                    ------------------   ------------------  -------------------  -----------------
Net increase (decrease) in net assets from Class C
   Share transactions                                     10,555                785,566           (191,473)               (356,483)
                                                    ------------------   ------------------  -------------------  -----------------
Net increase (decrease) in assets from
   capital share transactions                           (324,764)             1,811,949         (2,312,554)             (1,757,662)
                                                    ------------------   ------------------  -------------------  -----------------
TOTAL INCREASE (DECREASE) IN NET ASSETS               (4,760,585)               775,790         (5,430,805)             (3,021,541)


See accompanying notes which are an integral part of the financial statements.

DEAN FAMILY OF FUNDS
STATEMENTS OF CHANGES IN NET ASSETS (continued)

                                                                  Balanced Fund                      International Value Fund
                                                            Year                 Year                Year                 Year
                                                           ended                ended                ended               ended
                                                          March 31,            March 31,            March 31,           March 31,
                                                            2003                 2002                2003                 2002
                                                    ------------------   ------------------  -------------------  -----------------
NET ASSETS:
   Beginning of year                                  13,714,505             12,938,715         12,919,285              15,940,826
                                                    ------------------   ------------------  -------------------  -----------------
   End of year                                       $ 8,953,920          $  13,714,505        $ 7,488,480            $ 12,919,285
                                                    ==================   ==================  ===================  =================
ACCUMULATED UNDISTRIBUTED
   NET INVESTMENT INCOME                            $       -                $      -          $ 1,396,154           $       -
                                                    ==================   ==================  ===================  =================

CAPITAL SHARE ACTIVITY:
Class A
   Shares sold                                           42,256               160,409             963,187              194,719
   Shares issued in reinvestment of distributions
      to shareholders                                   102,047                64,957              -                       946
   Shares redeemed                                     (189,947)             (133,080)         (1,249,417)            (347,698)
                                                    ------------------   ------------------  -------------------  -----------------
   Net increase (decrease) in shares outstanding        (45,644)               92,286            (286,230)            (152,033)

   Shares outstanding, beginning of year               1,232,513            1,140,227           1,315,624            1,467,657
                                                    ------------------   ------------------  -------------------  -----------------
   Shares outstanding, end of year                     1,186,869            1,232,513           1,029,394            1,315,624
                                                    ==================   ==================  ===================  =================

Class C
   Shares sold                                           65,651               83,818              2,181                2,130
   Shares issued in reinvestment of distributions
      to shareholders                                       865                  555                -                    -
   Shares redeemed                                      (73,086)              (5,878)           (27,935)             (43,637)
                                                    ------------------   ------------------  -------------------  -----------------
   Net increase (decrease) in shares outstanding         (6,570)              78,495            (25,754)             (41,507)
   Shares outstanding, beginning of year                125,141               46,646             92,757              134,264
                                                    ------------------   ------------------  -------------------  -----------------
   Shares outstanding, end of year                      118,571              125,141             67,003               92,757
                                                    ==================   ==================  ===================  =================


See accompanying notes which are an integral part of the financial statements.

LARGE CAP VALUE FUND - CLASS A
FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout Each Period


                                      Year Ended           Year Ended          Year Ended           Year Ended           Year Ended
                                      March 31,            March 31,            March 31,           March 31,             March 31,
                                        2003                 2002                2001                 2000                 1999
                                     -------------   ------------------  -------------------  ------------------   ----------------
Net asset value,
beginning of period                 $   10.75        $       11.97       $       11.11        $       10.65        $       12.21
                                    --------------   ------------------  -------------------  ------------------   ----------------
Income (loss) from investment operations:
   Net investment income (loss)         (0.03)               (0.06)(b)            0.02                 0.01                 0.05
   Net realized and unrealized
      gains (losses) on investments     (4.08)                0.12                0.97                 0.46                (1.44)
                                   -------------- ------------------  -------------------  ------------------   -------------------
Total from investment operations        (4.11)                0.06                0.99                 0.47                (1.39)
                                  --------------- ------------------  -------------------  ------------------   -------------------

Less distributions:
   From net investment income            -                    -                 (0.13)               (0.01)               (0.05)
   From net realized gains             (0.24)               (1.28)                -                    -                  (0.12)
                                  ---------------  ------------------  -------------------  ------------------   ------------------
Total distributions                    (0.24)               (1.28)              (0.13)               (0.01)               (0.17)
                                  ---------------  ------------------  -------------------  ------------------   ------------------


Net asset value, end of period    $     6.40       $        10.75      $        11.97       $        11.11       $        10.65
                                  ===============  ==================  ===================  ==================   ==================
Total Return  (a)                     (38.49)%               0.17%               9.03%                4.38%              (11.48)%
                                  ===============  ==================  ===================  ==================   ==================

Net assets, end of period         $ 6,725,313      $    15,204,763     $    14,247,739      $    10,134,912      $     9,315,112
                                  ===============  ==================  ===================  ==================   ==================

Ratio of expenses to average net assets:
   Before fee waivers and/or expense
      reimbursement by Adviser           2.31%               1.91%               2.23%                2.11%                 2.29%
   After fee waivers and/or
      reimbursements by Adviser          1.85%               1.85%               1.85%                1.85%                 1.85%
Ratio of net investment income (loss)
     to average net assets              (0.32)%             (0.52)%              0.19%                0.02%                 0.46%
Portfolio turnover rate                    55%                 102%               103%                  71%                   55%



(a) Total returns shown exclude the effect of applicable sales loads.
(b) Net investment loss is based on average shares outstanding during the year.

See accompanying notes which are an integral part of the financial statements.

LARGE CAP VALUE FUND - CLASS C
FINANCIAL HIGHLIGHTS - continued
Per Share Data for a Share Outstanding Throughout Each Period


                                             Year Ended          Year Ended         Year Ended          Year Ended       Year Ended
                                              March 31,           March 31,          March 31,           March 31,        March 31,
                                                2003               2002                2001                2000             1999
                                            ------------   ------------------  -------------------  ------------------   ----------

Net asset value, beginning of period        $  10.29       $      11.59        $      10.71         $     10.57          $ 12.16
                                            ------------   ------------------  -------------------  ------------------   ----------
Income (loss) from investment operations:

   Net investment loss                         (0.09)             (0.14)(b)           (0.04)              (0.03)           (0.02)
   Net realized and unrealized gains (losses)
      on investments                           (3.91)              0.12                0.93                0.18            (1.45)
                                            ------------   ------------------  -------------------  ------------------   ----------
Total from investment operations               (4.00)             (0.02)               0.89                0.15            (1.47)
                                            ------------   ------------------  -------------------  ------------------   ----------
Less distributions:
   From net investment income                    -                  -                 (0.01)              (0.01)             -
   From net realized gains                     (0.24)             (1.28)                -                   -              (0.12)
                                            ------------   ------------------  -------------------  ------------------   ----------
Total distributions                            (0.24)             (1.28)              (0.01)              (0.01)           (0.12)
                                            ------------   ------------------  -------------------  ------------------   ----------

Net asset value, end of period             $    6.05       $      10.29        $      11.59         $     10.71          $ 10.57
                                           =============   ==================  ===================  ==================   ==========
Total Return (a)                              (39.16)%            (0.52)%              8.35%               1.38%          (12.12)%
                                           =============   ==================  ===================  ==================   ==========

Net assets, end of period                  $  411,878      $     907,393       $     441,646        $    511,730         $ 531,871
                                           =============   ==================  ===================  ==================   ==========

Ratio of expenses to average net assets:
   Before fee waivers and/or expense
      reimbursement by Adviser                  2.65%              3.03%               4.37%               4.04%             8.53%
   After fee waivers and/or
      reimbursements by Adviser                 2.60%              2.60%               2.60%               2.60%             2.60%
Ratio of net investment loss
     to average net assets                     (1.06)%            (1.28)%             (0.56)%             (0.22)%           (0.31)%
Portfolio turnover rate                            55%               102%                103%                 71%               55%


(a) Total returns shown exclude the effect of applicable sales loads.
(b) Net investment loss is based on average shares outstanding during the year.

See accompanying notes which are an integral part of the financial statements.

SMALL CAP VALUE FUND - CLASS A
FINANCIAL HIGHLIGHTS - continued
Per Share Data for a Share Outstanding Throughout Each Period


                                                 Year Ended        Year Ended            Year Ended       Year Ended     Year Ended
                                                  March 31,         March 31,             March 31,        March 31,      March 31,
                                                    2003              2002                  2001             2000           1999
                                                -----------       -----------           ------------      ------------   ----------

Net asset value, beginning of period            $  13.37        $    10.40             $    8.95        $    9.15       $  12.84
                                                -----------     ---------------        -------------    -------------   -----------
Income (loss) from investment operations:
   Net investment income (loss)                    (0.08)             0.03(b)               0.08             0.14           0.08
   Net realized and unrealized gains (losses)
      on investments                               (3.69)              2.97                 1.44            (0.19)         (3.03)
                                                -----------     ---------------        -------------    -------------   -----------
Total from investment operations                  (3.77)               3.00                 1.52            (0.05)         (2.95)
                                                -----------     ---------------        -------------    -------------   -----------
Less distributions:
   From net investment income                       -                 (0.03)               (0.07)           (0.15)         (0.06)
   From net realized gains                         (0.05)               -                    -                -            (0.68)
                                                -----------     ---------------        -------------    -------------   -----------
Total distributions                                (0.05)             (0.03)               (0.07)           (0.15)         (0.74)
                                                -----------     ---------------        -------------    -------------   -----------



Net asset value, end of period               $      9.55        $       13.37     $       10.40     $       8.95     $      9.15
                                             ==============     ===============   ===============   ===============  ==============

Total Return  (a)                                 (28.24)%              28.88%            16.94%           (0.53)%        (23.39)%
                                             ==============     ===============   ===============   ===============  ==============

Net assets, end of period                    $  12,078,397      $   21,187,653    $   16,208,623    $   13,333,607   $  15,479,055
                                             ==============     ===============   ===============   ===============  ==============

Ratio of expenses to average net assets:
   Before fee waivers and/or expense
      reimbursement by Adviser                      2.01%                1.84%             2.40%            1.92%           1.89%
   After fee waivers and/or
      reimbursements by Adviser                     1.85%                1.84%             1.85%            1.85%           1.85%
Ratio of net investment income (loss)
     to average net assets                        (0.65)%                0.26%             0.79%            1.49%           0.83%
Portfolio turnover rate                               82%                  67%               54%              90%             79%


(a) Total returns shown exclude the effect of applicable sales loads.
(b) Net investment income is based on average shares outstanding during the year.
See accompanying notes which are an integral part of the financial statements.

SMALL CAP VALUE FUND - CLASS C
FINANCIAL HIGHLIGHTS - continued
Per Share Data for a Share Outstanding Throughout Each Period


                                                      Year Ended        Year Ended      Year Ended       Year Ended      Year Ended
                                                       March 31,         March 31,       March 31,        March 31,       March 31,
                                                         2003              2002            2001             2000            1999
                                                    --------------    --------------  --------------   --------------   ------------

Net asset value, beginning of period                $   13.05         $   10.20       $    8.80        $    9.05        $  12.79
                                                    --------------    --------------  --------------   --------------   ------------
Income (loss) from investment operations:

   Net investment income (loss)                         (0.11)            (0.06)(b)        0.03            (0.01)           0.01
   Net realized and unrealized gains (losses)
      on investments                                    (3.58)             2.91            1.44            (0.09)          (3.03)
                                                    --------------    --------------  --------------   --------------   ------------
Total from investment operations                        (3.69)             2.85            1.47            (0.10)          (3.02)
                                                    --------------    --------------  --------------   --------------   ------------

Less distributions:
   From net investment income                             -                 -             (0.07)           (0.15)          (0.04)
   From net realized gains                              (0.05)              -               -                -             (0.68)
                                                    --------------    --------------  --------------   --------------   ------------
Total distribution                                      (0.05)              -             (0.07)           (0.15)          (0.72)
                                                   --------------    --------------  --------------   --------------   ------------


Net asset value, end of period                      $    9.31         $   13.05       $   10.20        $    8.80       $    9.05
                                                    ==============    ==============  ==============   ==============  =============

Total Return (a)                                       (28.32)%           27.94%          16.66%           (1.11)%        (24.00)%
                                                    ==============    ==============  ==============   ==============   ============

Net assets, end of period                           $  527,921        $  797,669      $  683,137       $ 2,344,244      $2,560,618
                                                    ==============    ==============  ==============   ==============   ============

Ratio of expenses to average net assets:
   Before fee waivers and/or expense
      reimbursement by Adviser                           2.19%            3.69%            3.18%             2.32%           2.70%
   After fee waivers and/or
      reimbursements by Adviser                          2.19%            2.60%            2.31%             2.31%           2.60%
Ratio of net investment income (loss)
     to average net assets                             (0.99)%          (0.49)%            0.35%           (0.31)%           0.17%
Portfolio turnover rate                                    82%              67%              54%               90%             79%


(a) Total returns shown exclude the effect of applicable sales loads.
(b) Net investment loss is based on average shares outstanding during the year.

See accompanying notes which are an integral part of the financial statements.

BALANCED FUND - CLASS A
FINANCIAL HIGHLIGHTS - continued
Per Share Data for a Share Outstanding Throughout Each Period


                                               Year Ended         Year Ended         Year Ended         Year Ended      Year Ended
                                                March 31,          March 31,          March 31,          March 31,       March 31,
                                                  2003               2002               2001               2000            1999
                                              ------------       ------------       ------------       ------------    -------------

Net asset value, beginning of period          $  10.15           $  10.92           $  10.16           $  10.75        $  11.55
                                              ------------       ------------       ------------       ------------    -------------
Income (loss) from investment operations:
   Net investment income                          0.06               0.09(b)            0.20               0.28            0.19
   Net realized and unrealized gains (losses)
      on investments                             (2.69)             (0.26)              0.98              (0.66)          (0.56)
                                              ------------       ------------       ------------       ------------    -------------
Total from investment operations                 (2.63)             (0.17)              1.18              (0.38)          (0.37)
                                              ------------       ------------       ------------       ------------    -------------

Less distributions:
   From net investment income                    (0.06)             (0.10)             (0.19)             (0.21)          (0.19)
   From net realized gains                       (0.26)             (0.50)             (0.23)               -             (0.24)
   From return of capital                        (0.31)               -                  -                  -               -
                                              ------------       ------------       ------------       ------------    -------------
Total distributions                              (0.63)             (0.60)             (0.42)             (0.21)          (0.43)
                                              ------------       ------------       ------------       ------------    -------------



Net asset value, end of period                $   6.89           $  10.15           $  10.92           $  10.16        $  10.75
                                              ============       =============      =============      ============    =============
Total Return  (a)                               (26.10)%            (1.75)%            11.93%             (3.52)%         (3.22)%
                                              ============       =============      =============      ============    =============

Net assets, end of period                     $ 8,183,461        $ 12,509,111       $ 12,453,481       $ 8,606,480     $ 10,391,582
                                              ============       =============      =============      ============    =============

Ratio of expenses to average net assets:
   Before fee waivers and/or expense
      reimbursement by Adviser                    2.21%              2.01%              2.04%              2.13%           2.09%
   After fee waivers and/or
      reimbursements by Adviser                   1.85%              1.85%              1.84%              1.85%           1.85%
Ratio of net investment income
     to average net assets                        0.77%              0.88%              1.89%              2.63%           1.79%
Portfolio turnover rate                             51%                86%                66%               196%             60%


(a) Total returns shown exclude the effect of applicable sales loads.
(b) Net investment income is based on average shares outstanding during the year.

See accompanying notes which are an integral part of the financial statements.

BALANCED FUND - CLASS C
FINANCIAL HIGHLIGHTS - continued
Per Share Data for a Share Outstanding Throughout Each Period


                                               Year Ended          Year Ended        Year Ended         Year Ended      Year Ended
                                                March 31,           March 31,         March 31,          March 31,       March 31,
                                                  2003                2002              2001               2000            1999
                                             --------------      --------------    --------------     --------------  --------------

Net asset value, beginning of period         $    9.63           $   10.40         $   10.00          $   10.73       $   11.52
                                             --------------      --------------    --------------     --------------  --------------
Income (loss) from investment operations:
   Net investment income (loss)                   0.01                 -  (b)           0.12              (0.22)           0.11
   Net realized and unrealized gains (losses)
      on investments                             (2.53)              (0.23)             0.95              (0.34)          (0.55)
                                             --------------      --------------    --------------     --------------   -------------
Total from investment operations                 (2.52)              (0.23)             1.07              (0.56)          (0.44)
                                             --------------      --------------    --------------     --------------   -------------
Less distributions:
   From net investment income                    (0.04)              (0.04)            (0.12)             (0.17)          (0.11)
   From net realized gains                       (0.26)              (0.50)            (0.55)               -             (0.24)
   From return of capital                        (0.31)                -                 -                  -               -
                                             --------------      --------------    --------------     --------------   -------------
Total distributions                              (0.61)              (0.54)            (0.67)             (0.17)          (0.35)
                                             --------------      --------------    --------------     --------------   -------------

Net asset value, end of period               $    6.50           $    9.63         $   10.40          $   10.00        $  10.73
                                             ==============      ==============    ==============     ==============   =============

Total Return (a)                                (26.37)%             (2.38)%           11.03%             (5.24)%         (3.81)%
                                             ==============      ==============    ==============     ==============   =============

Net assets, end of period                    $  770,459          $  1,205,394      $  485,234         $  1,291,000     $ 1,885,376
                                             ==============      ==============    ==============     ==============   =============

Ratio of expenses to average net assets:
   Before fee waivers and/or expense
      reimbursement by Adviser                     2.35%               4.01%            2.73%               2.74%           3.14%
   After fee waivers and/or
      reimbursements by Adviser                    2.35%               2.60%            2.60%               2.60%           2.60%
Ratio of net investment income (loss)
     to average net assets                         0.29%               0.00%            1.14%              (2.13)%          1.04%
Portfolio turnover rate                              51%                 86%              66%                 196%            60%


(a) Total returns shown exclude the effect of applicable sales loads.
(b) Net investment income is based on average shares outstanding during the year.

See accompanying notes which are an integral part of the financial statements.

INTERNATIONAL VALUE FUND - CLASS A
FINANCIAL HIGHLIGHTS  - continued
Per Share Data for a Share Outstanding Throughout Each Period

                                                 Year Ended        Year Ended       Year Ended         Year Ended       Year Ended
                                                  March 31,         March 31,        March 31,          March 31,        March 31,
                                                    2003              2002             2001               2000             1999
                                               --------------    --------------   --------------     --------------   --------------

Net asset value, beginning of period           $    9.18         $    9.96        $   20.11          $   12.41        $   11.76
                                               --------------    --------------   --------------     --------------   --------------
Income (loss) from investment operations:
   Net investment loss                               -               (0.06) (b)       (0.11)             (0.13)           (0.01)
   Net realized and unrealized gains (losses)
      on investments                               (2.34)            (0.71)           (5.88)              8.50             0.69
                                               --------------    --------------   --------------     --------------   --------------
Total from investment operations                   (2.34)            (0.77)           (5.99)              8.37             0.68
                                               --------------    --------------   --------------     --------------   --------------

Less distributions:
   From net investment income                        -               (0.01)           (0.01)                -                -
   From net realized gains                           -                 -              (4.15)             (0.67)           (0.03)
                                               --------------    --------------   --------------     --------------   --------------
Total distributions                                  -               (0.01)           (4.16)             (0.67)           (0.03)
                                               --------------    --------------   --------------     --------------   --------------

Net asset value, end of period                 $    6.84         $    9.18        $    9.96          $   20.11        $   12.41
                                               ==============    ==============   ==============     ==============   ==============

Total Return  (a)                                 (25.49)%           (7.77)%         (30.61)%            69.26%            5.82%
                                               ==============    ==============   ==============     ==============   ==============


Net assets, end of period                      $  7,041,919      $ 12,078,887     $ 14,614,461       $ 19,605,996     $  5,981,899
                                               ==============    ==============   ==============     ==============   ==============

Ratio of expenses to average net assets:
   Before fee waivers and/or expense
      reimbursement by Adviser                      3.07%             2.73%            2.26%              2.89%             4.25%
   After fee waivers and/or
      reimbursements by Adviser                     2.10%             2.10%            2.06%              2.09%             2.09%
Ratio of net investment loss
     to average net assets                         (0.05)%           (0.67)%          (0.72)%            (0.82)%           (0.70)%
Portfolio turnover rate                               143%              121%             146%               157%              100%



(a) Total returns shown exclude the effect of applicable sales loads.
(b) Net investment loss is based on average shares outstanding during the year.

See accompanying notes which are an integral part of the financial statements.

INTERNATIONAL VALUE FUND - CLASS C
FINANCIAL HIGHLIGHTS - continued
Per Share Data for a Share Outstanding Throughout Each Period


                                                 Year Ended        Year Ended        Year Ended        Year Ended        Year Ended
                                                  March 31,         March 31,         March 31,         March 31,         March 31,
                                                    2003              2002              2001              2000              1999
                                               --------------    --------------    --------------    --------------    -------------

Net asset value, beginning of period           $    9.06         $    9.88         $   19.76         $   12.28         $   11.72
                                               --------------    --------------    --------------    --------------    -------------
Income (loss) from investment operations:
   Net investment loss                             (0.07)            (0.12)(b)         (0.21)            (0.24)            (0.10)
   Net realized and unrealized gains (losses)
      on investments                               (2.33)            (0.70)            (5.78)             8.43              0.69
                                               --------------    --------------    --------------    --------------    -------------
Total from investment operations                   (2.40)            (0.82)            (5.99)             8.19              0.59
                                               --------------    --------------    --------------    --------------    -------------

Less distributions:
   From net investment income                        -                 -               (0.01)              -                 -
   From net realized gains                           -                 -               (3.88)            (0.71)            (0.03)
                                               --------------    --------------    --------------    --------------    -------------
Total distributions                                  -                 -               (3.89)            (0.71)            (0.03)
                                               --------------    --------------    --------------    --------------    -------------

Net asset value, end of period                 $    6.66         $    9.06         $    9.88         $   19.76         $   12.28
                                               ==============    ==============    ==============    ==============    =============

Total Return (a)                                  (26.49)%           (8.30)%          (30.90)%           68.54%             5.07%
                                               ==============    ==============    ==============    ==============    =============

Net assets, end of period                      $  446,561        $  840,398        $  1,326,365      $  1,902,892      $ 1,453,569
                                               ==============    ==============    ==============    ==============    =============

Ratio of expenses to average net assets:
   Before fee waivers and/or expense
      reimbursement by Adviser                      3.23%             4.16%             2.72%             3.53%             5.91%
   After fee waivers and/or
      reimbursements by Adviser                     2.85%             2.85%             2.72%             2.71%             2.84%
Ratio of net investment loss
     to average net assets                         (0.71)%           (1.30)%           (1.40)%           (1.61)%           (1.23)%
Portfolio turnover rate                               143%              121%              146%              157%              100%


(a) Total returns shown exclude the effect of applicable sales loads.
(b) Net investment loss is based on average shares outstanding during the year.

See accompanying notes which are an integral part of the financial statements.

DEAN FAMILY OF FUNDS
NOTES TO FINANCIAL STATEMENTS
March 31, 2003

1. Organization

     The Dean Family of Funds (the Trust) is registered under the Investment Company Act of 1940 as an open-end management investment company. The Trust was organized as an Ohio business trust under a Declaration of Trust dated December 18, 1996. The Trust has established four series: the Large Cap Value Fund, the Small Cap Value Fund, the Balanced Fund, and the International Value Fund (the Funds). The Trust was capitalized on March 17, 1997, when the initial shares of each Fund (except for the International Value Fund) were purchased at $10.00 per share. The International Value Fund was capitalized on October 13, 1997.

     The Large Cap Value Fund seeks to provide capital appreciation and dividend income over the long-term by investing primarily in the common stocks of large companies.

     The Small Cap Value Fund seeks to provide capital appreciation by investing primarily in the common stocks of small companies.

     The Balanced Fund seeks to preserve capital while producing a high total return by allocating its assets among equity securities, fixed-income securities and money market instruments.

     The International Value Fund seeks to provide long-term capital growth by investing primarily in the common stocks of foreign companies.

     The Funds each offer two classes of shares: Class A shares (sold subject to a maximum front-end sales load of 5.54% of net asset value and a distribution fee of up to 0.25% per annum of the average daily net assets allocable to Class A shares) and Class C shares (sold subject to a maximum contingent deferred sales load of 1.00% of net asset value if redeemed within a one-year period from purchase and a distribution fee of up to 1.00% per annum of average daily net assets allocable to Class C shares). Each Class A and Class C share of a Fund represents identical interests in the Fund's investment portfolio and has the same rights, except that (i) Class C shares bear the expenses of higher distribution fees, which is expected to cause Class C shares to have a higher expense ratio and to pay lower dividends than Class A shares; (ii) certain other class specific expenses will be borne solely by the class to which such expenses are attributable; and (iii) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements.

2. Significant Accounting Policies

The following is a summary of the Trust's significant accounting policies:

     Security valuation - The Funds' portfolio securities are valued as of the close of the regular session of trading on the New York Stock Exchange (generally 4:00 p.m., Eastern time). Securities traded on a stock exchange or quoted by NASDAQ are valued based upon the last reported sale price on the principal exchange where the security is traded, or, if not traded on a particular day, at the closing bid price. Securities traded in the over-the-counter market, and that are not quoted by NASDAQ, are valued at the last sale price or, if the last sale price is not readily available, at the last price as quoted by brokers that make markets in the securities. U.S. Government obligations are valued at their most recent bid prices as obtained from one or more of the major market makers for such securities. With respect to the International Value Fund, securities mainly traded on a non-U.S. exchange are generally valued according to the preceding closing values on that exchange and the translated U.S. dollar value of foreign securities and forward foreign currency exchange contracts is determined using spot and forward currency exchange rates, respectively, supplied by a quotation service. Securities for which market quotations are not readily available are valued at their fair market value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees.

DEAN FAMILY OF FUNDS
NOTES TO FINANCIAL STATEMENTS
March 31, 2003   - continued

2. Significant Accounting Policies - continued

Share valuation - The net asset value per share of each class of shares of each Fund is calculated daily by dividing the total value of a Fund's assets attributable to that class, less liabilities attributable to that class, by the number of shares of that class outstanding. The maximum offering price of Class A shares of each Fund is equal to the net asset value per share plus a sales load equal to 5.54% of the net asset value (or 5.25% of the offering price). The offering price of Class C shares of each Fund is equal to the net asset value per share.

     The redemption price per share of Class A shares and Class C shares of each Fund is equal to net asset value per share. A contingent deferred sales load is imposed upon certain redemptions of Class A shares that were purchased at net asset value if a commission was paid by the Underwriter to a participating unaffiliated dealer at the time of the purchase and the Class A shares are redeemed within one year from the date of purchase. The contingent deferred sales load will equal the commission percentage paid at the time of purchase (up to 1.00%) applied to the lesser of the net asset value of the Class A shares at the time of purchase or the net asset value of the Class A shares at the time of redemption. In addition, Class C shares of each Fund are subject to a contingent deferred sales load of 1.00% of the original purchase price if redeemed within a one-year period from the date of purchase.

     Investment income - Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned. Discounts and premiums on securities purchased are amortized in accordance with income tax regulations which approximate generally accepted accounting principles.

     Distributions to shareholders - The Large Cap Value Fund, the Balanced Fund and the International Value Fund distribute substantially all of its net investment income, if any, on a quarterly basis. The Small Cap Value Fund distributes substantially all of its net investment income, if any, on an annual basis. Each Fund distributes any net realized long-term capital gains at least once each year. Management will determine the timing and frequency of the distributions of any net realized short-term capital gains.

     Allocation between classes - Investment income earned, realized capital gains and losses, and unrealized appreciation and depreciation for the Funds are allocated daily to each class of shares based upon its proportionate share of the total net assets of the Fund. Class specific expenses are charged directly to the class incurring the expense. Common expenses that are not attributable to a specific class are allocated daily to each class of shares based upon its proportionate share of the total net assets of the Fund.

     Organization expenses - Expenses of the organization have been capitalized and are being amortized on a straight-line basis over five years. In the event any of the initial shares of a Fund are redeemed during the amortization period, the redemption proceeds will be reduced by a pro rata portion of any unamortized organization expenses in the same proportion as the number of initial shares being redeemed bears to the number of initial shares of the Fund outstanding at the time of redemption.

     Investment transactions - Investment transactions are accounted for on the trade date. Securities sold are valued on a specific identification basis.

     Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

DEAN FAMILY OF FUNDS
NOTES TO FINANCIAL STATEMENTS
March 31, 2003 - continued

2. Significant Accounting Policies - continued

     Federal income tax - It is the policy of each Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code (the "Code"), and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes.

     As of March 31, 2003, for federal income tax purposes, the Funds have capital loss carryforwards available to offset future capital gains, if any, in the following amounts:

                                                            Amount              Expires March 31,
------------------------------------------------------------------------------------------------------
Large Cap Value Fund                                       1,993,573                  2011
------------------------------------------------------------------------------------------------------
Small Cap Value Fund                                         355,929                  2011
------------------------------------------------------------------------------------------------------
Balanced Fund                                              1,396,625                  2011
------------------------------------------------------------------------------------------------------
International Value Fund                                   1,415,122                  2011
------------------------------------------------------------------------------------------------------
International Value Fund                                   4,231,852                  2010
------------------------------------------------------------------------------------------------------

     The following information is based upon the federal income tax cost of portfolio investments as of March 31, 2003:

--------------------------------------------------------------------------------

                                                        Large Cap       Small Cap     Balanced         International
                                                       Value Fund      Value Fund       Fund            Value Fund
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
Gross unrealized appreciation                         $    177,470   $     773,659     $  422,068        $  194,534

                                                     --------------  ---------------  -------------     ------------
Gross unrealized depreciation                           (2,744,895)     (1,564,862)    (2,618,233)       (1,950,628)
                                                     --------------  ---------------  -------------     ------------

Net unrealized appreciation (depreciation)            $ (2,567,425)  $    (791,203)   $(2,196,165)     $ (1,756,094)
                                                     --------------  ---------------  -------------     ------------

Federal income tax cost                               $  9,925,448   $  13,818,923   $ 11,243,526       $ 9,098,400
                                                     ==============  ===============  =============     =============


3. Distribution to Shareholders

The Large Cap Value Fund

     On December 12, 2002, a capital gain distribution of $0.24 per share was paid to shareholders of record for the A and C Classes on December 11, 2002.

     The tax character of distributions paid during fiscal years 2002 and 2003 was as follows:


                                                      2003                     2002
------------------------------------------------------------------------------------------
Distributions paid from:
  Ordinary income                                  $ 323,453                $   762,786
  Long-term capital gain                               -                        911,311
                                               -------------------       -----------------

                                                   $ 323,453                $ 1,674,097
                                               ===================       =================



DEAN FAMILY OF FUNDS
NOTES TO FINANCIAL STATEMENTS
March 31, 2003 - continued

3. Distribution to Shareholders - continued

     As of March 31, 2003, and March 31, 2002, the components of distributable earnings on a tax basis were as follows:


                                                      2003                     2002
------------------------------------------------------------------------------------------

Undistributed ordinary income                  $      -                    $  323,518
Accumulated capital and other losses *           (4,361,206)                      -
Unrealized appreciation (depreciation)           (2,567,425)               (1,009,681)
                                               -------------------       -----------------

                                               $ (6,928,631)               $ (686,163)
                                               ===================       =================




     * Included in this amount is post-October loss of $2,367,633. This amount is deemed to reverse on the first business day of the Fund's next taxable year.

The Small Cap Value Fund

     On December 12, 2002, an capital gain distribution of $0.05 per share was paid to shareholders of record for the A and C Classes on December 11, 2002.

     The tax character of distributions paid during fiscal years 2002 and 2003 was as follows:


                                                     2003                      2002
------------------------------------------------------------------------------------------
Distributions paid from:
  Ordinary income                                $    -                      $ 42,323
  Long-term capital gain                             78,955                      -
                                                 ------------------          -------------
                                                     78,955                    42,323
  Return of capital                                   -                        10,703
                                                 ------------------          -------------

                                                 $   78,955                  $ 53,026
                                                 ==================          =============



As of March 31, 2003, and March 31, 2002, the components of distributable earnings on a tax basis were as follows:


                                                    2003                          2002
------------------------------------------------------------------------------------------

Undistributed long-term gain                     $   -                       $    79,025
Accumulated capital and other losses *             (2,333,022)                      -
Unrealized appreciation (depreciation)               (791,203)                 2,557,362
                                                 -----------------           -------------

                                                 $ (3,124,225)               $ 2,636,387
                                                 =================           =============




     * Included in this amount is post-October loss of $1,977,163. This amount is deemed to reverse on the first business day of the Fund's next taxable year.

DEAN FAMILY OF FUNDS
NOTES TO FINANCIAL STATEMENTS
March 31, 2003 - continued
3. Distribution to Shareholders - continued

The Balanced Fund

     On June 28, 2002, an income distribution of $0.01 per share was paid to shareholders on record for the A Class on June 27, 2002. On September 30, 2002, an income distribution of $0.02 per share was paid to shareholders on record for the A Class on September 27, 2002. On December 12, 2002, a capital gain distribution of $0.26 and a return of capital of $0.31 per share was paid to shareholders of record for the A and C Classes on December 11, 2002. On December 30, 2002, an income distribution of $0.01 and $0.04 per share was paid to shareholders of record for the A and C Classes December 27, 2002, respectively. On March 31, 2003, an income distribution of $0.02 per share was paid to shareholders of record for the A Class on March 28, 2003.

     The tax character of distributions paid during fiscal years 2002 and 2003 was as follows:




                                                     2003                    2002
------------------------------------------------------------------------------------------
Distributions paid from:
  Ordinary income                              $    430,764             $  287,230
  Long-term capital gain                               -                   438,957
                                               ------------------       ------------------
                                                    430,764                726,187
  Return of capital                                 420,137                  4,763
                                               ------------------       ------------------

                                               $    850,901             $  730,950
                                               ==================       ==================



As of March 31, 2003, and March 31, 2002, the components of distributable earnings on a tax basis were as follows:


                                                     2003                    2002
------------------------------------------------------------------------------------------

Undistributed ordinary income                  $      -                 $   353,398
Accumulated capital and other losses *            (2,200,932)                   -
Unrealized appreciation (depreciation)            (2,196,165)              (732,106)
                                               ------------------       ------------------

                                               $  (4,397,097)           $  (378,708)
                                               ==================       ==================

    * Included in this amount is post-October loss of $804,307. This amount is deemed to reverse on the first business day of the Fund next taxable year.



The International Value Fund


The tax character of distributions paid during fiscal year 2002 and 2003 was as follows:


                                                    2003                  2002
---------------------------------------------------------------------------------------

Distributions paid from:
  Ordinary income                          $         -               $      -
  Long-term capital gain                             -                      -
                                           -----------------------   ------------------
                                                     -                      -
  Return of capital                                  -                    9,770
                                           -----------------------   ------------------

                                           $          -              $    9,770
                                           =======================   ==================

DEAN FAMILY OF FUNDS
NOTES TO FINANCIAL STATEMENTS
March 31, 2003 - continued

3. Distribution to Shareholders - continued

As of March 31, 2003, and March 31, 2002, the components of distributable earnings on a tax basis were as follows:



                                                    2003                  2002
---------------------------------------------------------------------------------------

Undistributed ordinary income                 $   1,442,897         $    -
Accumulated capital and other losses *           (6,834,588)           (4,231,852)
Unrealized appreciation (depreciation)           (1,735,478)              444,506
                                              --------------------  -------------------

                                              $  (7,127,169)        $  (3,787,346)
                                              ====================  ===================



     * Included in this amount is post-October loss of $1,187,614. This amount is deemed to reverse on the first business day of the Fund's next taxable year.


     The difference between book basis and tax basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains on certain forward foreign currency contracts.

4. Investment Transactions

     Investment transactions, other than short-term investments, were as follows for the year ended March 31, 2003:

                                                                Large Cap      Small Cap      Balanced     International
                                                               Value Fund      Value Fund       Fund         Value Fund
                                                             --------------------------------------------------------------
                                                             --------------------------------------------------------------
Purchases of portfolio securities                              $ 5,677,514    $ 13,454,716   $ 5,158,945    $ 15,513,508
                                                             ==============================================================
Proceeds from sales and maturities of portfolio securities     $ 8,655,281    $ 16,168,362   $ 5,277,409    $ 17,862,442
                                                             ==============================================================

5. Commitments and Transactions with Affiliates

     Certain officers of the Trust are also officers or employees of C.H. Dean & Associates, Inc. (the Adviser) or of Unified Fund Services, Inc. (UFS), the administrative services agent, transfer and shareholder servicing agent, and accounting services agent for the Trust.

INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENT

     The Fund's investments are managed by the Adviser pursuant to the terms of an advisory agreement. In accordance with the advisory agreement, the Adviser is entitled to an investment management fee, computed and accrued daily and paid monthly, at an annual rate of 1.00% of the average daily net assets of the Large Cap Value Fund, the Small Cap Value Fund and the Balanced Fund and 1.25% of the average daily net assets of the International Value Fund.

     Newton Capital Management Ltd. (Newton Capital) has been retained by the Adviser to manage the investments of the International Value Fund. The Adviser (not the Fund) pays Newton Capital a fee for its services equal to the annual rate of 0.50% of the Fund's average daily net assets.

DEAN FAMILY OF FUNDS
NOTES TO FINANCIAL STATEMENTS
March 31, 2003 - continued

5. Commitments and Transactions with Affiliates - continued

     Pursuant to a written contract between the Adviser and the Trust, the Adviser waived a portion of its advisory fees for each Fund during the year ended March 31, 2003. In addition, the Adviser reimbursed each Fund for the Trustees fees for the year ended March 31, 2003. The Adviser waived and reimbursed $46,217 of fees for the Large Cap Value Fund, $25,764 of fees for the Small Cap Value Fund, $35,100 of fees for the Balanced Fund, and $103,038 of fees for the International Value Fund during the year ended March 31, 2003.

ADMINISTRATION AGREEMENT

     Under the terms of a Mutual Fund Services Agreement, UFS serves as administrative services agent for the Trust. UFS supplies non-investment related administrative and compliance services for the Funds. UFS supervises the preparation of tax returns, reports to shareholders, reports to and filings with the Securities and Exchange Commission and state securities commissions, and materials for meetings of the Board of Trustees. For these services, UFS receives a monthly fee from each Fund at an annual rate of 0.09% on its average daily net assets up to $100 million, 0.06% on the next $150 million of such net assets, and 0.03% on such net assets in excess of $250 million, subject to a $15,000 minimum annual fee for each Fund. In addition each Fund pays additional expenses including, but not limited to, fees for federal and state securities registration.

TRANSFER AGENT AND SHAREHOLDER SERVICING AGREEMENT

     Under the terms of the Mutual Fund Services Agreement, UFS serves as transfer and shareholder servicing agent for the Trust. UFS maintains the records of each shareholder's account, answers shareholder inquiries concerning accounts, processes purchases and redemptions of the Funds' shares, acts as dividend and distribution disbursing agent and performs other shareholder servicing functions. For these services, UFS receives a monthly fee based on the number of shareholder accounts in each class of each Fund, subject to a $1,000 minimum monthly fee for each Fund. In addition, each Fund pays out-of-pocket expenses including, but not limited to, postage and supplies.

ACCOUNTING SERVICES AGREEMENT

     Under the terms of the Mutual Fund Services Agreement, UFS serves as accounting services agent for the Trust. UFS calculates the daily net asset value per share and maintains the financial books and records of the Funds. For these services, UFS receives a monthly fee from each Fund at a rate of 0.05% of its average daily net assets up to $100 million, 0.04% of the next $150 million of such net assets, and 0.03% of such net assets in excess of $250 million, subject to $26,000 minimum annual fees for each Fund. In addition, each Fund pays certain out-of-pocket expenses incurred by UFS in obtaining valuations of such Fund's portfolio securities.


UNDERWRITING AGREEMENT

     2480 Securities LLC (the Underwriter), an affiliate of the Adviser, serves as principal underwriter for the Funds and, as such, is the exclusive agent for the distribution of shares of the Funds. Under the terms of the Underwriting Agreement between the Trust and the Underwriter, the Underwriter earned $1,104, $59, $0, and $2,106 from underwriting and broker commissions on the sale of shares of the Large Cap Value Fund, the Small Cap Value Fund, the Balanced Fund, and the International Value Fund, respectively, during the year ended March 31, 2003.

PLANS OF DISTRIBUTION

     The Trust has a Plan of Distribution (Class A Plan) under which Class A shares may directly incur or reimburse the Underwriter for expenses related to the distribution and promotion of shares. The annual limitation for payment of such expenses under the Class A Plan is 0.25% of each Fund's average daily net assets attributable to such shares. For the year ended March 31, 2003, Class A shares of each Fund did not incur any distribution expenses.

DEAN FAMILY OF FUNDS
NOTES TO FINANCIAL STATEMENTS
March 31, 2003 - continued

5. Commitments and Transactions with Affiliates - continued

     The Trust also has a Plan of Distribution (Class C Plan), which provides for two categories of payments. First, the Class C Plan provides for the payment to the Underwriter of an account maintenance fee up to 0.25% per year of each Fund's average daily net assets attributable to Class C shares. In addition, the Class C shares may directly incur or reimburse the Underwriter in an amount not to exceed 0.75% per year of each Fund's average daily net assets attributable to Class C shares for certain distribution-related expenses incurred in the distribution and promotion of the Fund's Class C shares. For the year ended March 31, 2003, Class C shares of each Fund did not incur any distribution expenses.

6. Foreign Currency Translation

     With respect to the International Value Fund, amounts denominated in or expected to settle in foreign currencies are translated into U.S. dollars based on exchange rates on the following basis:

A. The market values of investment securities and other assets and liabilities are translated at the closing rate of exchange each day.

B. Purchases and sales of investment securities and income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions.

     The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from those resulting from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains and losses from investments.

     Reported net realized foreign exchange gains or losses arise from 1) sales of foreign currencies, 2) currency gains or losses realized between the trade and settlement dates on securities transactions, and 3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent to the amounts actually received or paid. Reported net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities, other than investments, resulting from changes in exchange rates.

7. Risk Associated with Foreign Securities

     Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those countries.

     Certain countries may also impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers or industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available to the International Value Fund or result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

DEAN FAMILY OF FUNDS
NOTES TO FINANCIAL STATEMENTS
March 31, 2003 - continued

8. Forward Foreign Currency Exchange Contracts

     The International Value Fund may enter into forward foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific transactions or portfolio positions (a cross-hedge occurs when forward foreign currency contracts are executed for a currency that has a high correlation with the currency that is being hedged). The objective of the Fund's foreign currency hedging transactions is to reduce the risk that the U.S. dollar value of the Fund's securities denominated in foreign currency will decline in value due to changes in foreign currency exchange rates. These contracts are valued daily, and the Fund's net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchanges rates at the dates of entry into the contracts and the forward foreign exchange rates at the reporting date, is included in the Statement of Assets and Liabilities. Realized and unrealized gains or losses are included in the Fund's Statement of Operations. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. These contracts may involve market or credit risk in excess of the amounts reflected on the Fund's statement of assets and liabilities.

     As of March 31, 2003, the International Value Fund had forward foreign currency exchange contracts outstanding as follows:

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                       Net Appreciation
Settlement                                              (Depreciation)
   Date                To Deliver       To Receive      in U.S. Dollars
--------------------------------------------------------------------------------

  04/02/03          (387,417) HKD        45,681 EUR         $ 176
  04/15/03           (79,306) EUR       673,000 HKD          (253)
  04/15/03           (34,256) EUR       295,000 HKD           462
  04/15/03           (17,714) EUR       149,000 HKD          (216)
  04/15/03           (39,004) EUR       326,000 HKD          (741)
  04/15/03           (10,390) EUR        84,000 HKD          (562)
  04/15/03          (610,000) HKD        77,308 EUR         6,106
  04/15/03        (1,142,000) HKD       146,157 EUR        12,986
  05/15/03           (63,000) USD        62,843 EUR         5,464
  06/13/03      (101,451,000) JPY       824,336 EUR        39,504
  08/15/03           (72,000) USD        67,925 EUR         1,775

                                                      ------------------
Total appreciation on contracts                          $ 64,701
                                                      ==================

--------------------------------------------------------------------------------

EUR - Euro Dollar               USD - U.S. Dollar
HKD - Hong Kong Dollar          JPY - Japanese Yen

DEAN FAMILY OF FUNDS
NOTES TO FINANCIAL STATEMENTS
March 31, 2003 - continued

9. Management of The Funds (Unaudited)

     Listed in the charts below is basic information regarding the Trustees and Officers of the Trust. The Trust's Statement of Additional Information includes more information about the Trustees. To request a free copy, call 888-899-8343.

--------------------- ------- ------------- ------------------ -----------------

Name and Address      Age     Position(s)   Term of Office     Principal Occupation(s)      Number of        Other
                              Held with     and Length of      During Past Five Years       Portfolios in    Directorships
                              Trust         Time Served                                     Fund Complex     Held by Trustee
                                                                                            Overseen by
                                                                                            Trustee
--------------------- ------- ------------- ------------------ ---------------------------- ---------------- ----------------
--------------------- ------- ------------- ------------------ ---------------------------- ---------------- ----------------
Independent Trustees
--------------------- ------- ------------- ------------------ ---------------------------- ---------------- ----------------
--------------------- ------- ------------- ------------------ ---------------------------- ---------------- ----------------
Sam B. Gould          60      Trustee       Indefinite;        Dean of the University       4                None
                                            Since 1998         of Dayton School of
                                                               Business Administration

--------------------- ------- ------------- ------------------ ---------------------------- ---------------- ----------------
--------------------- ------- ------------- ------------------ ---------------------------- ---------------- ----------------
Frank J. Perez        59      Trustee       Indefinite;        President and Chief          4                American
                                            Since 1997         Executive Officer of                          Hospital
                                                               Kettering Medical Center                      Association;
                                                               Network                                       Premier Health
                                                                                                             Services
--------------------- ------- ------------- ------------------ ---------------------------- ---------------- ----------------
--------------------- ------- ------------- ------------------ ---------------------------- ---------------- ----------------
David H. Ponitz       72      Trustee       Indefinite;        President Emeritus of        4                Dayton
                                            Since 1997         Sinclair Community College                    Division
                                                                                                             Advisory Board
                                                                                                             - Unizan Bank
--------------------- ------- ------------- ------------------ ---------------------------- ---------------- ----------------
--------------------- ------- ------------- ------------------ ---------------------------- ---------------- ----------------
Gilbert P.            66      Trustee       Indefinite;        Director of S.C.O., Inc.     4                Tarantella,
Williamson                                  Since 1997         (a software company),                         Inc. (a
                                                               Retix, Inc. (a                                software
                                                               communications company),                      company)
                                                               Roberds, Inc. (a retail
                                                               company) and Citizens
                                                                    Federal Bank
--------------------- ------- ------------- ------------------ ---------------------------- ---------------- ----------------
--------------------- ------- ------------- ------------------ ---------------------------- ---------------- ----------------

DEAN FAMILY OF FUNDS
NOTES TO FINANCIAL STATEMENTS
March 31, 2003 - continued

9. Management of The Funds (Unaudited) - continued

Name and Address      Age     Position(s)   Term of Office     Principal Occupation(s)      Number of        Other
                              Held with     and Length of      During Past Five Years       Portfolios in    Directorships
                              Trust         Time Served                                     Fund Complex     Held by Trustee
                                                                                            Overseen by
                                                                                            Trustee
--------------------- ------- ------------- ------------------ ---------------------------- ---------------- ----------------
--------------------- ------- ------------- ------------------ ---------------------------- ---------------- ----------------
Officers
--------------------- ------- ------------- ------------------ ---------------------------- ---------------- ----------------
--------------------- ------- ------------- ------------------ ---------------------------- ---------------- ----------------
Stephen M. Miller     48      President     One Year; Since    President and Chief          N/A              N/A
                                            2000               Operating Officer of C.H.
                                                               Dean & Associates, Inc.,
                                                               and President of 2480
                                                               Securities LLC. Mr. Miller
                                                               joined C.H. Dean &
                                                               Associates, Inc. in 1992
                                                               and has held various
                                                               positions with C.H. Dean &
                                                               Associates, Inc. and 2480
                                                               Securities LLC.
--------------------- ------- ------------- ------------------ ---------------------------- ---------------- ----------------
--------------------- ------- ------------- ------------------ ---------------------------- ---------------- ----------------
Martin W. Flesher     40      Vice-PresidentOne Year; Since    Vice President, Director     N/A              N/A
                                            2001               of Sales and Marketing of
                                                               C.H. Dean &
                                                               Associates, Inc.
                                                               Mr. Flesher
                                                               joined C.H. Dean
                                                               & Associates,
                                                               Inc. in 1999 as
                                                               Regional Manager
                                                               of Institutional
                                                               Markets. Prior to
                                                               joining C.H. Dean
                                                               & Associates,
                                                               Inc., he was a
                                                               Financial
                                                               Consultant at
                                                               Merrill Lynch in
                                                               Dayton.
--------------------- ------- ------------- ------------------ ---------------------------- ---------------- ----------------
--------------------- ------- ------------- ------------------ ---------------------------- ---------------- ----------------
Debra E. Rindler      38      Secretary/    One Year; Since    Vice President, Chief        N/A              N/A
                              Treasurer     2001               Financial Officer and
                                                               Director of Finance and
                                                               Administration of C.H.
                                                               Dean & Associates, Inc.
                                                               Ms. Rindler joined C.H.
                                                               Dean & Associates, Inc. in
                                                               1993 and has held various
                                                               positions with C.H. Dean &
                                                               Associates, Inc.
--------------------- ------- ------------- ------------------ ---------------------------- ---------------- ----------------
--------------------- ------- ------------- ------------------ ---------------------------- ---------------- ----------------
Carol J. Highsmith    38      Assistant     One Year; Since    Assistant Vice President     N/A              N/A
                              Secretary     2001               of Unified Fund Services,
                                                               Inc.;Vice
                                                               President of
                                                               Lindbergh Funds,
                                                               and Secretary of
                                                               The Unified Funds
                                                               (all of which are
                                                               registered
                                                               investment
                                                               companies)
--------------------- ------- ------------- ------------------ ---------------------------- ---------------- ----------------

                         Report of Independent Auditors

The Board of Trustees and Shareholders
Dean Family of Funds

     We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Dean Family of Funds (comprised of the Large Cap Value Fund, Small Cap Value Fund, Balanced Fund, and International Value Fund) (the Funds) as of March 31, 2003, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2003, by correspondence with custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios comprising Dean Family Funds as of March 31, 2003, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.

/s/ Ernst & Young LLP
Cincinnati, Ohio
May 9, 2003

Item 2.  Code of Ethics.  Not applicable.

Item 3.  Audit Committee Financial Expert. Not applicable.


Item 4.  Principal Accountant Fees and Services.  Not applicable.

Item 5   Audit Committee of Listed Registrants.  Not applicable.

Item 6   Reserved.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable.


Item 8. Reseved.

Item 9.  Controls and Procedures.

     (a) Based on an evaluation of the registrant's disclosure controls and procedures as of September 16, 2003 [within 90 days of filing date of this Form N-CSR], the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

     (b) There were no significant changes in the registrant's internal controls or in other factors that could affect these controls subsequent to the date of our evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 10.  Exhibits.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

     (a)(1) Not applicable.
     (a)(2) Certifications required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.
     (b) Certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 is filed herewith.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dean Family of Funds

By:  /s/ Stephen M. Miller
         Stephen M. Miller, President

Date  9/17/03

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:   /s/ Stephen M. Miller
         Stephen M. Miller, President

Date  9/17/03

By:   /s/ Debra E. Rindler
         Debra E. Rindler, Secretary / Treasurer

Date   9/17/03